Exhibit 99.1


      __________________________________________________________________

                        ADVANCED MEDICAL OPTICS, INC.,

                              AMO HOLDINGS, LLC,

                 and each of the other Guarantors named herein

                                      To


                        U.S. BANK NATIONAL ASSOCIATION,
                                  as Trustee
              ___________________________________________________


                                   INDENTURE


                                  Dated as of

                                 June 24, 2003



               ________________________________________________


             3 1/2% Convertible Senior Subordinated Notes Due 2023



      __________________________________________________________________



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                                                 TABLE OF CONTENTS
                                                 -----------------

                                                                                                              PAGE

                                                     ARTICLE 1
                                                    DEFINITIONS

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Section 1.01.  Definitions......................................................................................2

                                                     ARTICLE 2
                         ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

Section 2.01.  Designation Amount and Issue of Notes...........................................................12
Section 2.02.  Form of Notes...................................................................................12
Section 2.03.  Date and Denomination of Notes; Payments of Interest............................................13
Section 2.04.  Execution of Notes..............................................................................15
Section 2.05.  Exchange and Registration of Transfer of Notes; Restrictions on Transfer........................15
Section 2.06.  Mutilated, Destroyed, Lost or Stolen Notes......................................................21
Section 2.07.  Temporary Notes.................................................................................22
Section 2.08.  Cancellation of Notes...........................................................................23
Section 2.09.  CUSIP Numbers...................................................................................23

                                                     ARTICLE 3
                                        REDEMPTION AND REPURCHASE OF NOTES

Section 3.01.  Redemption of Notes.............................................................................23
Section 3.02.  Notice of Optional Redemption; Selection of Notes...............................................23
Section 3.03.  Payment of Notes Called for Redemption by the Company...........................................25
Section 3.04.  Conversion Arrangement on Call for Redemption...................................................26
Section 3.05.  Repurchase at Option of Holders Upon a Fundamental Change.......................................27
Section 3.06.  Repurchase of Notes by the Company at Option of the Holder......................................29
Section 3.07.  Company's Right to Elect Manner of Payment of Purchase Price for Payment........................30
Section 3.08.  Effect of Repurchase Notice; Withdrawal.........................................................35
Section 3.09.  Deposit of Purchase Price.......................................................................36
Section 3.10.  Notes Repurchased in Part.......................................................................36
Section 3.11.  Repayment to the Company........................................................................36

                                                     ARTICLE 4
                                              SUBORDINATION OF NOTES

Section 4.01.  Notes Subordinated To Senior Indebtedness.......................................................37
Section 4.02.  No Payment On Notes In Certain Circumstances....................................................37
Section 4.03.  Payment Over Of Proceeds Upon Dissolution, Etc..................................................39
Section 4.04.  Subrogation.....................................................................................40
Section 4.05.  Obligations Of Company Unconditional............................................................41
Section 4.06.  Notice To Trustee...............................................................................41
Section 4.07.  Reliance On Judicial Order Or Certificate Of Liquidating Agent..................................42
Section 4.08.  Trustee's Relation To Senior Indebtedness.......................................................43
Section 4.09.  Subordination Rights Not Impaired By Acts Or Omissions Of The Company
                 Or Holders Of Senior Indebtedness.............................................................43
Section 4.10.  Holders Authorize Trustee To Effectuate Subordination Of Notes..................................43
Section 4.11.  This Article Not To Prevent Events Of Default...................................................44
Section 4.12.  Trustee's Compensation And Rights To Indemnification Not Prejudiced.............................44
Section 4.13.  No Waiver Of Subordination Provisions...........................................................44
Section 4.14.  Subordination Provisions Not Applicable To Money Held In Trust For
                 Holders; Payments May Be Paid Prior To Dissolution............................................44
Section 4.15.  Acceleration Of Notes...........................................................................45
Section 4.16.  Certain Conversions Not Deemed Payment..........................................................45

                                                     ARTICLE 5
                                                CONTINGENT INTEREST

Section 5.01.  Contingent Interest.............................................................................45
Section 5.02.  Payment of Contingent Interest..................................................................46
Section 5.03.  Contingent Interest Notification................................................................46

                                                     ARTICLE 6
                                        PARTICULAR COVENANTS OF THE COMPANY

Section 6.01.  Payment of Principal, Premium and Interest......................................................46
Section 6.02.  Maintenance of Office or Agency.................................................................46
Section 6.03.  Appointments to Fill Vacancies in Trustee's Office..............................................47
Section 6.04.  Provisions as to Paying Agent...................................................................47
Section 6.05.  Existence.......................................................................................48
Section 6.06.  Payment of Taxes and Other Claims...............................................................48
Section 6.07.  Rule 144A Information Requirement...............................................................49
Section 6.08.  Stay, Extension and Usury Laws..................................................................49
Section 6.09.  Compliance Certificate..........................................................................49
Section 6.10.  Liquidated Damages Notice.......................................................................50
Section 6.11.  Tax Treatment...................................................................................50
Section 6.12.  Limitation on Layering..........................................................................51
Section 6.13.  Subsidiary Guarantees...........................................................................51

                                                     ARTICLE 7
                           NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 7.01.  Noteholders' Lists..............................................................................52
Section 7.02.  Preservation and Disclosure of Lists............................................................52
Section 7.03.  Reports by Trustee..............................................................................53
Section 7.04.  Reports by Company..............................................................................53

                                                     ARTICLE 8
                          REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON AN EVENT OF DEFAULT

Section 8.01.  Events of Default...............................................................................53
Section 8.02.  Payments of Notes on Default; Suit Therefor.....................................................56
Section 8.03.  Application of Monies Collected by Trustee......................................................57
Section 8.04.  Proceedings by Noteholder.......................................................................58
Section 8.05.  Proceedings by Trustee..........................................................................59
Section 8.06.  Remedies Cumulative and Continuing..............................................................59
Section 8.07.  Direction of Proceedings and Waiver of Defaults by Majority of Noteholders......................60
Section 8.08.  Notice of Defaults..............................................................................60
Section 8.09.  Undertaking to Pay Costs........................................................................61

                                                     ARTICLE 9
                                                    THE TRUSTEE

Section 9.01.  Duties and Responsibilities of Trustee..........................................................61
Section 9.02.  Reliance on Documents, Opinions, etc............................................................63
Section 9.03.  No Responsibility for Recitals, etc.............................................................64
Section 9.04.  Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes............................64
Section 9.05.  Monies to be Held in Trust......................................................................64
Section 9.06.  Compensation and Expenses of Trustee............................................................65
Section 9.07.  Officers' Certificate as Evidence...............................................................65
Section 9.08.  Conflicting Interests of Trustee................................................................66
Section 9.09.  Eligibility of Trustee..........................................................................66
Section 9.10.  Resignation or Removal of Trustee...............................................................66
Section 9.11.  Acceptance by Successor Trustee.................................................................68
Section 9.12.  Succession by Merger............................................................................68
Section 9.13.  Preferential Collection of Claims...............................................................69

                                                    ARTICLE 10
                                                  THE NOTEHOLDERS

Section 10.01.  Action by Noteholders..........................................................................69
Section 10.02.  Proof of Execution by Noteholders..............................................................69
Section 10.03.  Absolute Owners................................................................................70
Section 10.04.  Company-Owned Notes Disregarded................................................................70
Section 10.05.  Revocation of Consents; Future Holders Bound...................................................70

                                                    ARTICLE 11
                                                     RESERVED


                                                    ARTICLE 12
                                              SUPPLEMENTAL INDENTURES

Section 12.01.  Supplemental Indentures Without Consent of Noteholders.........................................71
Section 12.02.  Supplemental Indenture With Consent of Noteholders.............................................72
Section 12.03.  Effect of Supplemental Indenture...............................................................74
Section 12.04.   Notation on Notes.............................................................................74
Section 12.05.  Evidence of Compliance of Supplemental Indenture to be Furnished to Trustee....................75

                                                    ARTICLE 13
                                 CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 13.01.  Company May Consolidate on Certain Terms.......................................................75
Section 13.02.  Successor to be Substituted....................................................................76
Section 13.03.  Opinion of Counsel to be Given Trustee.........................................................76

                                                    ARTICLE 14
                                      SATISFACTION AND DISCHARGE OF INDENTURE

Section 14.01.  Discharge of Indenture.........................................................................77
Section 14.02.  Deposited Monies to be Held in Trust by Trustee................................................77
Section 14.03.  Paying Agent to Repay Monies Held..............................................................78
Section 14.04.  Return of Unclaimed Monies.....................................................................78
Section 14.05.  Reinstatement..................................................................................78

                                                    ARTICLE 15
                          IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 15.01.  Indenture and Notes Solely Corporate Obligations...............................................78

                                                    ARTICLE 16
                                                CONVERSION OF NOTES

Section 16.01.  Right to Convert...............................................................................79
Section 16.02.  Exercise of Conversion Privilege; Issuance of Common Stock on
                  Conversion; No Adjustment for Interest or Dividends..........................................82
Section 16.03.  Cash Payments in Lieu of Fractional Shares.....................................................84
Section 16.04.  Conversion Rate................................................................................85
Section 16.05.  Adjustment of Conversion Rate..................................................................85
Section 16.06.  Effect of Reclassification, Consolidation, Merger or Sale......................................94
Section 16.07.  Taxes on Shares Issued.........................................................................95
Section 16.08.  Reservation of Shares, Shares to be Fully Paid; Compliance with
                  Governmental Requirements; Listing of Common Stock...........................................96
Section 16.09.  Responsibility of Trustee......................................................................96
Section 16.10.  Notice to Holders Prior to Certain Actions.....................................................97
Section 16.11.  Stockholder Rights Plans.......................................................................98

                                                    ARTICLE 17
                                                     GUARANTY

Section 17.01.  Unconditional Guaranty.........................................................................98
Section 17.02.  Severability...................................................................................99
Section 17.03.  Discharge; Reinstatement.......................................................................99
Section 17.04.  Limitation of Subsidiary Guarantors' Liability................................................100
Section 17.05.  Contribution..................................................................................100
Section 17.06.  Execution of Note Guarantee...................................................................101
Section 17.07.  Subordination of Subrogation and Other Rights.................................................101
Section 17.08.  Consolidation, Merger or Sale of Assets by a Guarantor........................................101

                                                    ARTICLE 18
                                             SUBORDINATION OF GUARANTY

Section 18.01.  Guaranty Obligations Subordinated to Guarantor Senior Indebtedness............................102
Section 18.02.  Payment Over of Proceeds upon Dissolution, Etc................................................102
Section 18.03.  Subrogation...................................................................................103
Section 18.04.  Obligations of Guarantors Unconditional.......................................................104
Section 18.05.  Notice to Trustee.............................................................................105
Section 18.06.  Reliance on Judicial Order or Certificate of Liquidating Agent................................105
Section 18.07.  Trustee's Relation to Guarantor Senior Indebtedness...........................................106
Section 18.08.  Subordination Rights not Impaired by Acts or Omissions of the Guarantors
                  or Holders of Guarantor Senior Indebtedness.................................................106
Section 18.09.  Holders Authorize Trustee to Effectuate Subordination of Guaranty.............................107
Section 18.10.  This Article not to Prevent Events of Default.................................................107
Section 18.11.  Trustee's Compensation not Prejudiced.........................................................107
Section 18.12.  No Waiver of Guaranty Subordination Provisions................................................107
Section 18.13.  Payments may be Paid Prior to Dissolution.....................................................108

                                                    ARTICLE 19
                                             MISCELLANEOUS PROVISIONS

Section 19.01.  Provisions Binding on Company's Successors....................................................108
Section 19.02.  Official Acts by Successor Corporation........................................................108
Section 19.03.  Addresses for Notices, etc....................................................................108
Section 19.04.  Governing Law.................................................................................109
Section 19.05.  Evidence of Compliance with Conditions Precedent, Certificates to Trustee.....................109
Section 19.06.  Legal Holidays................................................................................110
Section 19.07.  Trust Indenture Act...........................................................................110
Section 19.08.  No Security Interest Created..................................................................110
Section 19.09.  Benefits of Indenture.........................................................................110
Section 19.10.  Table of Contents, Headings, etc..............................................................110
Section 19.11.  Authenticating Agent..........................................................................111
Section 19.12.  Execution in Counterparts.....................................................................112
Section 19.13.  Severability..................................................................................112

Exhibit A       Form of Note                                                                                   A-1

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                                   INDENTURE

         INDENTURE dated as of June 24, 2003 between Advanced Medical Optics, Inc., a Delaware corporation (hereinafter called the "Company"), having its principal office at 1700 E. St. Andrew Place, Santa Ana, California 92705, each of the Guarantors named herein and U.S. Bank National Association, a national banking association duly organized and existing under the laws of the United States, as trustee hereunder (hereinafter called the "Trustee").

                                  WITNESSETH:

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 3 1/2% Convertible Senior Subordinated Notes Due 2023 (hereinafter called the "Notes"), in an aggregate principal amount not to exceed $140,000,000 and, to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, AMO Holdings, LLC has duly authorized the execution and delivery of the Indenture as a Guarantor of the Notes, and all acts and things necessary to make the Guarantee, when executed by AMO Holdings and when the Notes are executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligation of AMO Holdings, and to constitute this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Guarantee have in all respects been duly authorized,

         WHEREAS, the Notes, the certificate of authentication to be borne by the Notes, a form of assignment, a form of option to elect redemption upon a fundamental change, a form of repurchase notice and a form of conversion notice to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

         WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized,

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company and the Guarantors covenant and agree with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below), as follows:

                                  ARTICLE 1
                                  DEFINITIONS

         Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the respective meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this Indenture. The words "herein", "hereof", "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this
Article include the plural as well as the singular.

         "Adjustment Event" has the meaning specified in Section 16.05(k).

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent Members" has the meaning specified in Section 2.05(b).

         "Applicable Stock Price" means, in respect of a conversion date, the average of the Closing Sale Price over the five-Trading Day period (the "settlement period") beginning on the Business Day immediately following (a) the redemption date, if the Company has called the Notes for redemption pursuant to Section 3.02, (b) the maturity date of the Notes, in respect of conversion notices received at maturity, and (c) in all other cases, the second Trading Day following such conversion date.

         "Board of Directors" means the Board of Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

         "Business Day" means any day except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

         "Closing Sale Price" of the shares of Common Stock on any date means the closing sale price per share (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported in composite transactions for the principal United States securities exchange on which shares of Common Stock are traded or, if the shares of Common Stock are not listed on a United States national or regional securities exchange, as reported by the Nasdaq System or by the National Quotation Bureau Incorporated. In the absence of such a quotation, the Company shall be entitled to determine the Closing Sale Price on the basis it considers appropriate. The Closing Sale Price shall be determined without reference to extended or after hours trading.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 16.06, however, shares issuable on conversion of Notes shall include only shares of the class designated as common stock of the Company at the date of this Indenture (namely, the Common Stock, par value $.01) or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "Company" means the corporation named as the "Company" in the first paragraph of this Indenture, and, subject to the provisions of Article 13 and
Section 16.06, shall include its successors and assigns.

         "Company Repurchase Notice" has the meaning specified in Section
3.07(d).

         "Company Repurchase Notice Date" has the meaning specified in Section 3.07(b).

         "contingent interest" means interest that accrues and is payable as provided in Article 5.

         "Conversion Price" of a Note as of any day will equal $1,000 divided by the Conversion Rate as of such date.

         "Conversion Rate" has the meaning specified in Section 16.04.

         "Corporate Trust Office" or other similar term, means the designated office of the Trustee at which at any particular time its corporate trust business as it relates to this Indenture shall be administered, which office is, at the date as of which this Indenture is dated, located at 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Corporate Trust Office or at any other time at such other address as the Trustee may designate from time to time by notice to the Company.

         "Current Market Price" has the meaning specified in Section 16.05(g).

         "Custodian" means U.S. Bank National Association, as custodian with respect to the Notes in global form, or any successor entity thereto.

         "default" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 2.03.

         "Depositary" means the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Notes. DTC shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

         "Designated Senior Indebtedness" means (i) Indebtedness outstanding under the Senior Credit Facility and (ii) any other Senior Indebtedness of the Company which, at the date of determination, has an aggregate principal amount outstanding of at least $25.0 million if the instrument governing such Senior Indebtedness expressly states that such Indebtedness is "Designated Senior Indebtedness" for purposes of this Indenture.

         "Determination Date" has the meaning specified in Section 16.05(k).

         "DTC" means the Depository Trust Company.

         "Event of Default" means any event specified in Section 8.01 as an Event of Default.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

         "Ex-Dividend Time" has the meaning specified in Section 16.01(b).

         "Expiration Time" has the meaning specified in Section 16.05(f).

         "Fair Market Value" has the meaning specified in Section 16.05(g).

         "Fiscal Quarter" means, with respect to the Company, the fiscal quarter publicly disclosed by the Company. The Company shall confirm the ending dates of its fiscal quarters for the current fiscal year to the Trustee upon the Trustee's request.

         "Fundamental Change" means any transaction or event (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) in connection with which all or substantially all of the Common Stock is exchanged for, converted into, acquired for or constitutes solely the right to receive, consideration which is not all or substantially all common stock that: (a) is listed, or immediately after such transaction or event, will be listed, on a United States national securities exchange or (b) is approved, or immediately after such transaction or event will be approved, for quotation on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices.

         "Fundamental Change Repurchase Date" has the meaning specified in
Section 3.05(a).

         "Funding Guarantor" shall have the meaning set forth in Section
17.05.

         "Global Note" has the meaning specified in Section 2.02.

         "Guarantors" means each of (i) AMO Holdings, LLC, a Delaware limited liability company, and (ii) any other Subsidiary of the Company that executes a Note Guarantee in accordance with the terms of this Indenture, and in each of (i) and (ii) above, their respective successors and assigns and, in each case, only for so long as such Guarantor's Note Guarantee is in full force and effect and has not been released or discharged in accordance with this Indenture.

         "Guaranty" or "Note Guarantee" has the meaning specified in Section
17.01

         "Indebtedness" means, with respect to any Person, and without duplication, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (a) all indebtedness, obligations and other liabilities of such Person for borrowed money (including obligations of the Person in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments, other than any account payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services; (b) all reimbursement obligations and other liabilities of such Person with respect to letters of credit, bank guarantees or bankers' acceptances; (c) all obligations and liabilities in respect of leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person and all obligations and other liabilities under any lease or related document (including a purchase agreement) in connection with the lease of real property which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase such leased property; (d) all net obligations of such Person with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement; (e) all direct or indirect guaranties or similar agreements by such Person in respect of, and obligations or liabilities of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (d); (f) any indebtedness or other obligations described in clauses (a) through (e) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person; and (g) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).

         "Indenture" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

         "Initial Purchasers" means each of Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Lehman Brothers Inc., and Banc One Capital Markets, Inc. (each an "Initial Purchaser").

         "interest" means, when used with reference to the Notes, any interest payable under the terms of the Notes, including contingent interest, if any, and Liquidated Damages, if any, payable under the terms of the Registration Rights Agreement.

         "Junior Securities" has the meaning specified in Section 4.16.

         "Liquidated Damages" has the meaning specified for "Liquidated Damages Amount" in Section 2(e) of the Registration Rights Agreement.

         "Liquidated Damages Notice" has the meaning specified in Section
6.10.

         "non-electing share" has the meaning specified in Section 16.06.

         "Note" or "Notes" means any Note or Notes, as the case may be, authenticated and delivered under this Indenture, including any Global Note.

         "Note Register" has the meaning specified in Section 2.05.

         "Note Registrar" has the meaning specified in Section 2.05.

         "Noteholder" or "holder" as applied to any Note, or other similar terms (but excluding the term "beneficial holder"), means any Person in whose name at the time a particular Note is registered on the Note Registrar's books.

         "Obligations" means any principal, interest (including, in the case of Senior Indebtedness, Post-Petition Interest), penalties, fees, indemnifications, reimbursement obligations, damages and other liabilities payable under the documentation governing any Indebtedness.

         "Officer" means any person holding any of the following positions with the Company: the Chairman of the Board, any Vice Chairman, the Chief Executive Officer, the President, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"), the Chief Financial Officer, the Treasurer and the Secretary.

         "Officers' Certificate", when used with respect to the Company, means a certificate signed by any two Officers or by one such Officer and any Assistant Treasurer or Assistant Secretary of the Company.

         "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel reasonably acceptable to the Trustee.

         "outstanding", when used with reference to Notes and subject to the provisions of Section 10.04, means, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

         (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

         (b) Notes, or portions thereof, (i) for the redemption or repurchase of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or (ii) which shall have been otherwise discharged in accordance with Article 14;

         (c) Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.06; and

         (d) Notes converted into Common Stock pursuant to Article 16 and Notes paid or redeemed or repurchased pursuant to Article 3.

         "Person" means a corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

         "Portal Market" means The Portal Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

         "Post Petition Interest" means, with respect to any Indebtedness of any Person, all interest accrued or accruing on such Indebtedness after the commencement of any insolvency or liquidation proceeding against such Person in accordance with and at the contract rate (including, without limitation, any rate applicable upon default), specified in the agreement or instrument creating, evidencing or governing such Indebtedness, whether or not, pursuant to applicable law or otherwise, the claim for such interest is allowed as a claim in such insolvency or liquidation proceeding.

         "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note, and, for the purposes of this definition, any Note authenticated and delivered under Section 2.06 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note that it replaces.

         "premium" means any premium payable under the terms of the Notes.

         "Purchased Shares" has the meaning specified in Section 16.05(f).

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of June 24, 2003, between the Company, the Guarantor and the Initial Purchasers, as amended from time to time in accordance with its terms.

         "representative" means (a) the indenture trustee or other trustee, agent or representative for holders of Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

         "Repurchase Date" has the meaning specified in Section 3.06.

         "Repurchase Notice" has the meaning specified in Section 3.06(a).

         "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such person's knowledge of or familiarity with the particular subject.

         "Restricted Securities" has the meaning specified in Section 2.05(c).

         "Rule 144A" means Rule 144A as promulgated under the Securities Act as it may be amended from time to time hereafter.

         "Securities" has the meaning specified in Section 16.05(d).

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

         "Senior Credit Facility" means the senior credit facility, under the $100,000,000 Amended and Restated Credit Agreement dated as of June 17, 2003, among Advanced Medical Optics, Inc., as Borrower, General Electric Capital Corporation, as Syndication Agent, Bank One, N.A., as Documentation Agent, and Bank of America, N.A., as Administrative Agent, Foreign Currency Fronting Lender and L/C Issuer and the other financial institutions from time to time party thereto, together with the documents now or hereafter related thereto (including, without limitation, any guarantee agreements and any security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any deferral thereof or any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including by way of increasing the amount of commitments thereunder and adding the Company or any Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders (or other institutions).

         "Senior Indebtedness" means, with respect to any Person, whether outstanding on the date of this Indenture or thereafter issued, all Obligations of such Person under the Senior Credit Facility, hedging obligations of such Person and, with respect to the Company or any Guarantor, Obligations of such Person in connection with all other Indebtedness of such Person unless the instrument creating or evidencing such Indebtedness expressly provides that such Indebtedness is not senior or superior in right of payment to the Notes or the applicable Note Guarantee, and all renewals, extensions, modifications, amendments or refinancings thereof; provided, that in no event shall Senior Indebtedness include (a) to the extent that it may constitute Indebtedness, any Obligation for federal, state, local or other taxes; (b) any Indebtedness among or between the Company and any Subsidiary, unless and for so long as such Indebtedness has been pledged to secure Obligations to a third party; (c) to the extent that it may constitute Indebtedness, any Obligation in respect of any trade payable incurred for the purchase of goods or materials, or for services obtained in the ordinary course of business; (d) Indebtedness evidenced by the Notes; (e) Indebtedness that is expressly subordinate or junior in right of payment to any other Indebtedness; (f) to the extent that it may constitute Indebtedness, any Obligation owing under leases (other than capital lease obligations) or management agreements; and (g) any Obligation that by operation of law is subordinate to any general unsecured Obligations.

         "Significant Subsidiary" means, as of any date of determination, a Subsidiary of the Company that would constitute a "significant subsidiary" as such term is defined under Rule 1-02(w) of Regulation S-X of the Commission as in effect on the date of this Indenture.

         "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a subsidiary of such Person or (b) the only general partners of which are such Person or of one or more subsidiaries of such Person (or any combination thereof).

         ["Tax Original Issue Discount" means the amount of ordinary interest income on a Note that must be accrued as original issue discount for United States Federal income tax purposes pursuant to U.S. Treasury Regulation section 1.1275-4.]

         "Trading Day" has the meaning specified in Section 16.05(g).

         "Trading Price" means, with respect to the Notes on any date of determination, the average of the secondary market bid quotations per $1,000 principal amount of Notes obtained by the Trustee for $10,000,000 principal amount of Notes at approximately 3:30 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers selected by the Company; provided that if three such bids cannot reasonably be obtained by the Trustee, but two such bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Trustee, this one bid shall be used; and provided further that if the Trustee cannot reasonably obtain at least one bid for $10,000,000 principal amount of Notes from a nationally recognized securities dealer, then the Trading Price per $1,000 principal amount of Notes shall be deemed to be less than 95% of the product of (a) the Conversion Rate and (b) the Closing Sale Price on such determination date; provided, however, that for purposes of determining the "Trading Price" as used in Article 5, if the Trustee cannot reasonably obtain at least one bid for $10,000,000 principal amount of the Notes from a nationally recognized securities dealer, then the market price of the Notes will equal (1) the then-applicable Conversion Rate multiplied by (2) the average Closing Sale Price on the five Trading Days ending on such determination date.

         "Trigger Event" has the meaning specified in Section 16.05(d).

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of this Indenture, except as provided in Sections 12.03; provided that if the Trust Indenture Act of 1939 is amended after the date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means U.S. Bank National Association and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

                                  ARTICLE 2
       ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

         Section 2.01. Designation Amount and Issue of Notes. The Notes shall be designated as "3 1/2% Convertible Senior Subordinated Notes Due 2023". Notes not to exceed the aggregate principal amount of $140,000,000 (except pursuant to Sections 2.05, 2.06, 3.03, 3.05, 3.06 and 16.02 hereof) upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed by an Officer or by any Assistant Treasurer of the Company or any Assistant Secretary of the Company, without any further action by the Company hereunder.

         Section 2.02. Form of Notes. The Notes and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A hereto. The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Notes to be tradable on The Portal Market or as may be required for the Notes to be tradable on any other market developed for trading of securities pursuant to Rule 144A or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Notes are subject.

         So long as the Notes are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated by
Section 2.05(b), all of the Notes will be represented by one or more Notes in global form registered in the name of the Depositary or the nominee of the Depositary (a "Global Note"). The transfer and exchange of beneficial interests in any such Global Note shall be effected through the Depositary in accordance with this Indenture and the applicable procedures of the Depositary. Except as provided in Section 2.05(b), beneficial owners of a Global Note shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered holders of such Global Note.

         Any Global Note shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Notes in accordance with this Indenture. Payment of principal of, interest on and premium, if any, on any Global Note shall be made to the holder of such Note.

         Section 2.03. Date and Denomination of Notes; Payments of Interest. The Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Each Note shall be dated the date of its authentication and shall bear interest from the date specified on the face of the form of Note attached as Exhibit A hereto. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         The Person in whose name any Note (or its Predecessor Note) is registered on the Note Register at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date, except that the interest payable upon redemption or repurchase will be payable to the Person to whom principal is payable pursuant to such redemption or repurchase (unless the redemption date, the Fundamental Change Repurchase Date or the Repurchase Date, as the case may be, is an interest payment date, in which case the semi-annual payment of interest becoming due on such date shall be payable to the holder of such Note registered as such on the applicable Record Date). Notwithstanding the foregoing, any Note or portion thereof surrendered for conversion during the period from the close of business on the Record Date for any interest payment date to the close of business on the Business Day preceding the applicable interest payment date that has not been called for redemption during such period shall be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being converted; provided that no such payment need be made
(1) if the Company has specified a redemption date that is after a Record Date and prior to the next interest payment date, (2) if the Company has specified a redemption date following a Fundamental Change that is during such period or
(3) to the extent of any overdue interest, if any overdue interest exists at the time of conversion with respect to such Note. Interest shall be payable at the office of the Company maintained by the Company for such purposes in the Borough of Manhattan, The City of New York, which shall initially be an office or agency of the Trustee. The Company shall pay interest (i) on any Notes in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Note Register or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee. The term "Record Date" with respect to any interest payment date shall mean the April 1 or October 1 preceding the applicable April 15 or October 15 interest payment date, respectively.

         Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any April 15 or October 15 (herein called "Defaulted Interest") shall forthwith cease to be payable to the Noteholder registered as such on the relevant Record Date, and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment, and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment (unless, the Trustee shall consent to an earlier date). The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each holder at his address as it appears in the Note Register, not less than ten (10) days prior to such special record date (unless, the Trustee shall consent to an earlier date). Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2) of this Section 2.03.

         (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Section 2.04. Execution of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signature of an Officer and attested by the manual or facsimile signature of its Secretary or any of its Assistant Secretaries or its Treasurer or any of its Assistant Treasurers (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 19.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company, and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

         Section 2.05. Exchange and Registration of Transfer of Notes; Restrictions on Transfer. (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section
6.02 being herein sometimes collectively referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Note Register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars in accordance with Section 6.02.

         Upon surrender for registration of transfer of any Note to the Note Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

         Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 6.02. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         All Notes presented or surrendered for registration of transfer or for exchange, redemption, repurchase or conversion shall (if so required by the Company or the Note Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, and the Notes shall be duly executed by the Noteholder thereof or his attorney duly authorized in writing.

         No service charge shall be made to any holder for any registration of, transfer or exchange of Notes, but the Company may require payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         Neither the Company nor the Trustee nor any Note Registrar shall be required to exchange or register a transfer of (a) any Notes for a period of fifteen (15) days next preceding any selection of Notes to be redeemed, (b) any Notes or portions thereof called for redemption pursuant to Section 3.02,
(c) any Notes or portions thereof surrendered for conversion pursuant to
Article 16, (d) any Notes or portions thereof tendered for repurchase (and not withdrawn) pursuant to Section 3.05 or (e) any Notes or portions thereof tendered for repurchase (and not withdrawn) pursuant to Section 3.06.

         (b) The following provisions shall apply only to Global Notes:

               (i) Each Global Note authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or Custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

               (ii) Notwithstanding any other provision in this Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (A) the Depositary (x) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Note and a successor depositary has not been appointed by the Company within ninety days or (y) has ceased to be a clearing agency registered under the (B) an Event of Default has occurred and is continuing or (C) the Company, in its sole discretion, notifies the Trustee in writing that it no longer wishes to have all the Notes represented by Global Notes. Any Global Note exchanged pursuant to clause (A) or (B) above shall be so exchanged in whole and not in part and any Global Note exchanged pursuant to clause (C) above may be exchanged in whole or from time to time in part as directed by the Company. Any Note issued in exchange for a Global Note or any portion thereof shall be a Global Note; provided that any such Note so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Note.

               (iii) Securities issued in exchange for a Global Note or any portion thereof pursuant to clause (ii) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Note or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Note to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Note Registrar. With regard to any Global Note to be exchanged in part, either such Global Note shall be so surrendered for exchange or, if the Trustee is acting as Custodian for the Depositary or its nominee with respect to such Global Note, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Note issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

               (iv) In the event of the occurrence of any of the events specified in clause (ii) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Notes in definitive, fully registered form, without interest coupons.

               (v) Neither any members of, or participants in, the Depositary ("Agent Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Note registered in the name of the Depositary or any nominee thereof, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Note.

               (vi) At such time as all interests in a Global Note have been redeemed, repurchased, converted, canceled or exchanged for Notes in certificated form, such Global Note shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is redeemed, repurchased, converted, canceled or exchanged for Notes in certificated form, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction.

         (c) Every Note (and all securities issued in exchange therefor or in substitution thereof) that bears or is required under this Section 2.05(c) to bear the legend set forth in this Section 2.05(c) (together with any Common Stock issued upon conversion of the Notes and required to bear the legend set forth in Section 2.05(c), collectively, the "Restricted Securities") shall be subject to the restrictions on transfer set forth in this Section 2.05(c) (including those set forth in the legend below) unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such Note holder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this
Section 2.05(c), the term "transfer" means any sale, pledge, loan, transfer or other disposition whatsoever of any Restricted Security or any interest therein.

         Until the expiration of the holding period applicable to sales of Restricted Securities under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing Restricted Security shall bear a legend in substantially the following form, unless such Restricted Security has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or sold pursuant to Rule 144 under the Securities Act or any similar provision then in force, or unless otherwise agreed by the Company in writing, with written notice thereof to the Trustee:

THIS SECURITY AND THE SHARES OF ADVANCED MEDICAL OPTICS, INC. (THE "COMPANY") COMMON STOCK ("COMMON STOCK") ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHTS OF THE COMPANY AND THE WITHIN MENTIONED TRUSTEE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES WHERE REGISTRATION OR TRANSFER OF THIS SECURITY IS REQUIRED, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER THE RESALE RESTRICTION TERMINATION DATE UPON THE REQUEST OF THE HOLDER AND THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY.

         Any Restricted Securities as to which such restrictions on transfer shall have expired in accordance with their terms or as to conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Note for exchange to the Note Registrar in accordance with the provisions of this Section 2.05, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.05(c). If the Restricted Security surrendered for exchange is represented by a Global Note bearing the legend set forth in this Section 2.05(c), the principal amount of the legended Global Note shall be reduced by the appropriate principal amount and the principal amount of a Global Note without the legend set forth in this Section 2.05(c) shall be increased by an equal principal amount. If a Global Note without the legend set forth in this Section 2.05(c) is not then outstanding, the Company shall execute and the Trustee shall authenticate and deliver an unlegended Global Note to the Depositary.

         (d) Any Restricted Securities, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Notes or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

         (e) The Trustee shall have no responsibility or obligation to any Agent Members or any other Person with respect to the accuracy of the books or records, or the acts or omissions, of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any Agent Member or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Noteholders and all payments to be made to Noteholders under the Notes shall be given or made only to or upon the order of the registered Noteholders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the customary procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its Agent Members.

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Agent Members in any Global Indenture) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and make available for delivery, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case, the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

         Following receipt by the Trustee or such authenticating agent, as the case may be, of satisfactory security or indemnity and evidence, as described in the preceding paragraph, the Trustee or such authenticating agent may authenticate any such substituted Note and make available for delivery such Note. Upon the issuance of any substituted Note, the Company may require the payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature or has been called for redemption or has been properly tendered on a Repurchase Date for redemption upon a Fundamental Change Repurchase Date (and not withdrawn) or has been surrendered for repurchase on a Repurchase Date (and not withdrawn), as the case may be, is to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or in connection with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, the Trustee and, if applicable, any paying agent or conversion agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

         Every substitute Note issued pursuant to the provisions of this
Section 2.06 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion or redemption or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion or redemption or repurchase of negotiable instruments or other securities without their surrender.

         Section 2.07. Temporary Notes. Pending the preparation of Notes in certificated form, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon the written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Notes in certificated form, but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Notes in certificated form. Without unreasonable delay, the Company will execute and deliver to the Trustee or such authenticating agent Notes in certificated form and thereupon any or all temporary Notes may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 6.02 and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Notes an equal aggregate principal amount of Notes in certificated form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Notes in certificated form authenticated and delivered hereunder.

         Section 2.08. Cancellation of Notes. All Notes surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer shall, if surrendered to the Company or any paying agent or any Note Registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it or, if surrendered to the Trustee, shall be promptly canceled by it and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of such canceled Notes in accordance with its customary procedures. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption, repurchase or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

         Section 2.09. CUSIP Numbers. The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE 3
                      REDEMPTION AND REPURCHASE OF NOTES

         Section 3.01. Redemption of Notes. At any time on or after April 18, 2008 and prior to maturity, the Notes may be redeemed at the option of the Company, in whole or in part, upon notice as set forth in Section 3.02, at the redemption prices set forth in the form of Note attached as Exhibit A hereto, together with accrued and unpaid interest, to, but excluding, the date fixed for redemption.

         Section 3.02. Notice of Optional Redemption; Selection of Notes. In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to Section 3.01, it shall fix a date for redemption and it or, at its written request received by the Trustee not fewer than five (5) Business Days prior (or such shorter period of time as may be acceptable to the Trustee) to the date the notice of redemption is to be mailed, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption not fewer than thirty
(30) nor more than sixty (60) days prior to the redemption date to each holder of Notes so to be redeemed as a whole or in part at its last address as the same appears on the Note Register; provided that if the Company makes such request of the Trustee, it shall, together with such request, also give written notice of the redemption date to the Trustee, provided that the text of the notice shall be prepared by the Company. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note. Concurrently with the mailing of any such notice of redemption, the Company shall issue a press release announcing such redemption, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the redemption notice or any of the proceedings for the redemption of any Note called for redemption.

         Each such notice of redemption shall specify the aggregate principal amount of Notes to be redeemed, the CUSIP number or numbers of the Notes being redeemed, the date fixed for redemption (which shall be a Business Day), the redemption price at which Notes are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Notes, that interest accrued and unpaid to, but excluding, the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portion thereof to be redeemed will cease to accrue. Such notice shall also state the current Conversion Rate, the date on which the right to convert such Notes or portions thereof into Common Stock will expire and whether the Company has elected to pay cash in lieu of delivery of any shares of Common Stock on such conversion and, if so, the portion of the Conversion Rate to be so paid in cash, which may be all or any portion thereof; provided that the Company will pay cash for fractional interests in shares of Common Stock as provided herein. If the Company elects to pay in cash, the amount of cash per $1,000 principal amount of Notes shall equal (x) the Applicable Stock Price multiplied by (y) the Conversion Rate in effect on the conversion date, as provided in Section 16.01(c). If fewer than all the Notes are to be redeemed, the notice of redemption shall identify the Notes to be redeemed (including CUSIP numbers, if any). In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that, on and after the redemption date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

         On or prior to the redemption date specified in the notice of redemption given as provided in this Section 3.02, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 6.04) an amount of money in immediately available funds sufficient to redeem on the redemption date all the Notes (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate redemption price, together with accrued interest to, but excluding, the redemption date; provided that if such payment is made on the redemption date it must be received by the Trustee or paying agent, as the case may be, by 11:00 a.m. New York City time on such date. The Company shall be entitled to retain any interest, yield or gain on amounts deposited with the Trustee or any paying agent pursuant to this Section 3.02 in excess of amounts required hereunder to pay the redemption price and accrued interest to, but excluding, the redemption date. If any Note called for redemption is converted pursuant hereto prior to such redemption date, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Note shall be paid to the Company or, if then held by the Company, shall be discharged from such trust. Whenever any Notes are to be redeemed, the Company will give the Trustee written notice of the redemption date, together with an Officers' Certificate as to the aggregate principal amount of Notes to be redeemed not fewer than thirty (30) days (or such shorter period of time as may be acceptable to the Trustee) prior to the redemption date.

         If less than all of the outstanding Notes are to be redeemed, the Trustee shall select the Notes or portions thereof of the Global Note or the Notes in certificated form to be redeemed (in principal amounts of $1,000 or multiples thereof) by lot, on a pro rata basis or by another method the Trustee deems fair and appropriate. If any Note selected for partial redemption is submitted for conversion in part after such selection, the portion of such Note submitted for conversion shall be deemed (so far as may be possible) to be the portion to be selected for redemption. The Notes (or portions thereof) so selected for redemption shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Note is submitted for conversion in part before the mailing of the notice of redemption.

         Upon any redemption of less than all of the outstanding Notes, the Company and the Trustee may (but need not), solely for purposes of determining the pro rata allocation among such Notes that are unconverted and outstanding at the time of redemption, treat as outstanding any Notes surrendered for conversion during the period of fifteen (15) days preceding the mailing of a notice of redemption and may (but need not) treat as outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.

         Section 3.03. Payment of Notes Called for Redemption by the Company. If notice of redemption has been given as provided in Section 3.02, the Notes or portion of Notes with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the date fixed for redemption and at the place or places stated in such notice at the applicable redemption price, together with interest, accrued to (but excluding) the redemption date, and on and after said date (unless the Company shall default in the payment of such Notes at the redemption price, together with interest, if any, accrued to, but excluding, said date) interest on the Notes or portion of Notes so called for redemption shall cease to accrue on and after such date and, after the close of business on the Business Day immediately preceding the redemption date (unless the Company shall default in the payment of such Notes at the redemption price, together with interest, accrued to said date) such Notes shall cease to be convertible into Common Stock and, except as provided in Section 9.05 and
Section 14.04, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the redemption price thereof and unpaid interest, to (but excluding) the redemption date. On presentation and surrender of such Notes at a place of payment in said notice specified, the said Notes or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest, accrued thereon to, but excluding, the redemption date; provided that if the applicable redemption date is an interest payment date, the interest payable on such interest payment date shall be paid on such interest payment date to the holders of record of such Notes on the applicable Record Date instead of the holders surrendering such Notes for redemption on such date.

         Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Notes so presented.

         Notwithstanding the foregoing, the Trustee shall not redeem any Notes or mail any notice of redemption during the continuance of a default in payment of interest, or premium, if any, on the Notes. If any Note called for redemption shall not be so paid upon surrender thereof for redemption on the redemption date, as provided in Section 3.03, the principal, and premium, if any, shall, until paid or duly provided for, bear interest from and including the redemption date at a rate equal to 1% per annum above the rate borne by the Notes and such Note shall remain convertible into Common Stock until the principal and premium, if any, and interest, shall have been paid or duly provided for.

         Section 3.04. Conversion Arrangement on Call for Redemption. In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes by an agreement with one or more investment banks or other purchasers to purchase such Notes by paying to the Trustee in trust for the Noteholders, on or before the date fixed for redemption, an amount not less than the applicable redemption price, together with interest, accrued to, but excluding, the date fixed for redemption, of such Notes. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the redemption price of such Notes, together with interest, accrued to, but excluding, the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Trustee prior to the date fixed for redemption, any Notes not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article 16) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Notes shall be extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Notes. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Notes shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture.

         Section 3.05. Repurchase at Option of Holders Upon a Fundamental Change. (a) If there shall occur a Fundamental Change at any time prior to maturity of the Notes, then each Noteholder shall have the right, at such holder's option, to require the Company to repurchase all of such holder's Notes, or any portion thereof that is a multiple of $1,000 principal amount, on a date (the "Fundamental Change Repurchase Date") specified by the Company, that is not less than 20 nor more than 35 Business Days after the date of the Company Repurchase Notice (as defined in Section 3.07(d)) related to such Fundamental Change (or, if such day is not a Business Day, the next succeeding Business Day) at a purchase price equal to 100% of the principal amount thereof, together with interest, accrued to, but excluding, the Fundamental Change Repurchase Date, subject to the provisions of Section 3.07; provided that if such Fundamental Change Repurchase Date falls after a record date and on or prior to the corresponding interest payment date, then the interest payable on such interest payment date shall be paid to the holders of record of the Notes on the applicable Record Date instead of the holders surrendering the Notes for redemption on such date.

         (b) On or before the tenth Business Day after the occurrence of a Fundamental Change, the Company shall mail or cause to be mailed to all holders of record on the date of the Fundamental Change a Company Repurchase Notice as set forth in Section 3.07(d). The Company shall also deliver a copy of the Company Repurchase Notice to the Trustee at such time as it is mailed to Noteholders. Concurrently with the mailing of such Company Repurchase Notice, the Company shall issue a press release announcing such Fundamental Change referred to in the Company Repurchase Notice, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the Company Repurchase Notice or any proceedings for the repurchase of any Note which any Noteholder may elect to have the Company redeem as provided in this Section 3.05.

         No failure of the Company to give the foregoing notices and no defect therein shall limit the Noteholders' repurchase rights or affect the validity of the proceedings for the repurchase of the Notes pursuant to this Section 3.05.

         (c) For a Note to be so repurchased at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose or, at the option of such holder, the Corporate Trust Office, (i) the form entitled "Repurchase Notice" as set forth on the reverse of the Note duly completed, together with (ii) such Notes duly endorsed for transfer, or (if the Notes are Global Notes) book-entry transfer of the Notes, on or before the close of business on the Fundamental Change Repurchase Date; provided that the Notes so delivered shall be repurchased only if they conform in all respects to the description thereof in the related Repurchase Notice. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repurchase shall be determined by the Company, whose determination shall be final and binding absent manifest error.

         (d) The Company shall purchase from the holder thereof, pursuant to this Section 3.05, a portion of a Note, if the principal amount of such portion is $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Note also apply to the purchase of such portion of such Note.

         (e) In the case of a reclassification, change, consolidation, merger, combination, sale or conveyance to which Section 16.06 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive stock, securities or other property or assets (including cash), which includes shares of Common Stock of the Company or shares of common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such stock, securities or other property or assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (accompanied by an Opinion of Counsel that such supplemental indenture complies with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of holders of the Notes to cause the Company to repurchase the Notes following a Fundamental Change, including without limitation the applicable provisions of this Section 3.05 and the definitions of Closing Sale Price, Common Stock and Fundamental Change, as appropriate, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to such other Person if different from the Company and the common stock issued by such Person (in lieu of the Company and the Common Stock of the Company).

         (f) If the Company has elected to pay the purchase price in whole or in part in shares of Common Stock, but is unable to deliver the shares, a holder, in such holder's Repurchase Notice and in any written notice of withdrawal delivered by such holder pursuant to the terms of Section 3.08, may elect to withdraw the Repurchase Notice or to receive cash. If a holder fails to indicate in its Repurchase Notice its election to receive cash or withdraw, the holder shall be deemed to have elected to receive cash in respect of the entire purchase price for all Notes subject to such Repurchase Notice.

         (g) The Company will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the repurchase rights of the holders of Notes in the event of a Fundamental Change.

         (h) The Trustee (or other paying agent appointed by the Company) shall promptly notify the Company of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

         Any purchase by the Company contemplated pursuant to the provisions of this Section 3.05 shall be consummated by the delivery of the consideration to be received by the holder promptly following the later of the Repurchase Date and the time of the book-entry transfer or delivery of the Note.

         Section 3.06. Repurchase of Notes by the Company at Option of the Holder. Each Noteholder shall have the right, at such holder's option, to require the Company to repurchase all of such holder's Notes, or any portion thereof that is a multiple of $1,000 principal amount, on April 15, 2008, 2013 and 2018 (the "Repurchase Date"), at a purchase price of 100% of the principal amount, plus any accrued and unpaid interest, to, but excluding, the Repurchase Date, subject to the provisions of Section 3.07. Payment of the purchase price for Notes repurchased under this Section 3.06 is conditioned upon:

         (a) delivery to the Trustee (or other paying agent appointed by the Company) by a holder of a duly completed Repurchase Notice in the form set forth on the reverse of the Note during the period beginning at any time from the opening of business on the date that is 20 Business Days prior to the applicable Repurchase Date until the close of business on the Repurchase Date; and

         (b) delivery (if the Notes are certificated) or book-entry transfer (if the Notes are Global Notes) of the Notes to the Trustee (or other paying agent appointed by the Company) at any time after delivery of the Repurchase Notice (together with all necessary endorsements) at the Corporate Trust Office of the Trustee (or other paying agent appointed by the Company) as provided in Section 6.02, such delivery being a condition to receipt by the holder of the purchase price therefor; provided that such purchase price shall be so paid pursuant to this Section 3.06 only if the Note so delivered to the Trustee (or other paying agent appointed by the Company) shall conform in all respects to the description thereof in the related Repurchase Notice.

         The Company shall purchase from the holder thereof, pursuant to this
Section 3.06, a portion of a Note, if the principal amount of such portion is $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Note also apply to the purchase of such portion of such Note.

         If the Company has elected to pay the purchase price in whole or in part in shares of Common Stock, but is unable to deliver the shares, a holder, in such holder's Repurchase Notice and in any written notice of withdrawal delivered by such holder pursuant to the terms of Section 3.08, may elect to withdraw the Repurchase Notice or to receive cash. If a holder fails to indicate in its Repurchase Notice its election to receive cash or to withdraw, the holder shall be deemed to have elected to receive cash in respect of the entire purchase price for all Notes subject to such Repurchase Notice.

         Any purchase by the Company contemplated pursuant to the provisions of this Section 3.06 shall be consummated by the delivery of the consideration to be received by the holder promptly following the later of the Repurchase Date and the time of the book-entry transfer or delivery of the Note.

         The Trustee (or other paying agent appointed by the Company) shall promptly notify the Company of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

         Section 3.07. Company's Right to Elect Manner of Payment of Purchase Price for Payment.

         (a) The Notes to be repurchased on any Fundamental Change Repurchase Date pursuant to Section 3.05 or Repurchase Date pursuant to Section 3.06 may be paid for, in whole or in part, at the election of the Company, in cash or shares of Common Stock or any combination of cash and shares of Common Stock, subject to the conditions set forth in Section 3.07(c) and (d). The Company shall designate, in the Company Repurchase Notice delivered pursuant to
Section 3.07(d), whether the Company will repurchase the Notes for cash or shares of Common Stock, or, if a combination thereof, the percentages of the purchase price of Notes in respect of which it will pay in cash or shares of Common Stock; provided that the Company will pay cash for fractional interests in shares of Common Stock. For purposes of determining the existence of potential fractional interests, all Notes subject to repurchase by the Company held by a holder shall be considered together (no matter how many separate certificates are to be presented). Each holder whose Notes are repurchased pursuant to Section 3.05 or Section 3.06 shall receive the same percentage of cash or shares of Common Stock in payment of the purchase price for such Notes, except with regard to the payment of cash in lieu of fractional shares of Common Stock. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its Company Repurchase Notice to holders; except pursuant to Section 3.07(c) in the event of a failure to satisfy, prior to the Fundamental Change Repurchase Date or the Repurchase Date, as applicable, any condition to the payment of the purchase price, in whole or in part, in shares of Common Stock.

         At least three Business Days (or such shorter period of time as may be acceptable to the Trustee) before each Company Repurchase Notice Date, the Company shall deliver an Officers' Certificate to the Trustee specifying:

               (i) the manner of payment selected by the Company,

               (ii) the information required by Section 3.07(d) in the Company Repurchase Notice,

               (iii) if the Company elects to pay the purchase price, or a specified percentage thereof, in shares of Common Stock, that the conditions to such manner of payment set forth in Section 3.07(c) have been or will be complied with, and

               (iv) whether the Company desires the Trustee to give the Company Repurchase Notice required by Section 3.07(d).

         (b) At the option of the Company, the purchase price of Notes in respect of which a Repurchase Notice pursuant to Section 3.05 or Section 3.06 has been given, or a specified percentage thereof, may be paid by the Company with cash. The Company Repurchase Notice, as provided in Section 3.07(d), shall be sent to holders not less than 20 Business Days prior to the Repurchase Date or in the event of a Fundamental Change on or before the tenth Business Day after the occurrence of such a Fundamental Change (in either case, the "Company Repurchase Notice Date").

         (c) At the option of the Company, the purchase price of Notes in respect of which a Repurchase Notice pursuant to Section 3.05 or Section 3.06 has been given, or a specified percentage thereof, may be paid by the Company by the issuance of a number of shares of Common Stock equal to the quotient obtained by dividing (i) the portion of the purchase price to be paid in shares of Common Stock by (ii) 97.5% of the average of the Closing Sale Price of the shares of Common Stock for the five-Trading Day period ending on the third Trading Day prior to the applicable Repurchase Date or Fundamental Change Repurchase Date (in each case appropriately adjusted to take into account the occurrence, during the period commencing on the first Trading Day during the five-Trading Day period and ending on the Repurchase Date or Fundamental Change Repurchase Date, of any event described in Section 16.06), subject to the next succeeding paragraph.

         The Company will not issue fractional shares of Common Stock in payment of the purchase price. Instead, the Company will pay cash based on the Closing Sale Price as of the applicable Repurchase Date or Fundamental Change Repurchase Date for all fractional shares. It is understood that if a holder elects to have more than one Note purchased, the number of shares of Common Stock shall be based on the aggregate amount of Notes to be purchased.

         The Company's right to exercise its election to purchase Notes through the issuance of shares of Common Stock shall be conditioned upon:

               (i) the Company's giving a timely Company Repurchase Notice containing an election to purchase all or a specified percentage of the Notes with shares of Common Stock as provided herein;

               (ii) the registration of such shares of Common Stock under the Securities Act and the Exchange Act, if required;

               (iii) the listing of such shares of Common Stock on a United States national securities exchange or the quotation of such shares of Common Stock in an inter-dealer quotation system of any registered United States national securities association;

               (iv) any necessary qualification or registration of such shares of Common Stock under applicable state securities laws or the availability of an exemption from such qualification and registration; and

               (v) the receipt by the Trustee of an (a) Officers' Certificate stating that the terms of the issuance of the shares of Common Stock are in conformity with this Indenture and that the conditions to the issuance of the shares of Common Stock have been satisfied and (b) upon the Trustee's written request, an Opinion of Counsel to the effect that the shares of Common Stock to be issued by the Company in payment of the purchase price in respect of the Notes have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the purchase price in respect of the Notes, will be validly issued, fully paid and non-assessable.

         Such Officers' Certificate shall also set forth the number of shares of Common Stock to be issued for each $1,000 principal amount of Notes upon their stated maturity and the Closing Sale Price of a share of Common Stock on each Trading Day during the five-Trading Day period ending on the third Trading Day prior to the applicable Repurchase Date or Fundamental Change Repurchase Date. If the foregoing conditions are not satisfied prior to the Repurchase Date or Fundamental Change Repurchase Date, as applicable, and the Company has elected to repurchase the Notes through the issuance of shares of Common Stock, the Company shall pay the entire purchase price of the Notes in cash.

         Promptly after determination of the actual number of shares of Common Stock to be issued upon repurchase of Notes, the Company shall be required to disseminate a press release through Dow Jones & Company, Inc. or Bloomberg Business News containing this information or publish the information on the Company's web site or through such other public medium as the Company may use at that time.

         (d) In connection with any repurchase of Notes, the Company shall, no less than 20 Business Days prior to each Repurchase Date or in the case of a Fundamental Change, on or before the tenth Business Day after the occurrence of such Fundamental Change, give notice to holders (with a copy to the Trustee) setting forth information specified in this Section 3.07(d) (in either case, the "Company Repurchase Notice").

         Each Company Repurchase Notice shall:

               (1) state the repurchase price and the Repurchase Date or the Fundamental Change Repurchase Date to which the Company Repurchase Notice relates;

               (2) state, if applicable, the circumstances constituting the Fundamental Change;

               (3) state whether the repurchase price will be paid in cash, shares of Common Stock or a combination thereof, specifying the percentages of each;

               (4) state that holders must exercise their right to elect repurchase on or prior to the close of business on the Repurchase Date or Fundamental Change Repurchase Date, as the case may be;

               (5) if shares of Common Stock will be used to pay all or part of the repurchase price, state:

                      (a) the method for valuing the shares of Common Stock to
               be delivered in connection with the repurchase; and

                      (b) that holders of the Notes will bear the market risk
               with respect to the value of the shares of Common Stock to be delivered from the date the number of shares is determined;

               (6) include a form of Repurchase Notice;

               (7) state the name and address of the Trustee (or other paying agent or conversion agent appointed by the Company);

               (8) state that Notes must be surrendered to the Trustee (or other paying agent or conversion agent appointed by the Company) to collect the purchase price;

               (9) state that a holder may withdraw its Repurchase Notice at any time prior to the close of business on the Repurchase Date or Fundamental Change Repurchase Date, as the case may be, by delivering a valid written notice of withdrawal in accordance with Section 3.08;

               (10) if the Notes are then convertible, state that Notes as to which a Repurchase Notice has been given may be converted only if the Repurchase Notice is withdrawn in accordance with the terms of this Indenture;

               (11) state the amount of interest accrued and unpaid per $1,000 principal amount of Notes to but excluding the Fundamental Change Repurchase Date and Repurchase Date, as applicable; and

               (12) state the CUSIP number of the Notes.

Company Repurchase Notices may be given by the Company or, at the Company's request, the Trustee shall give such Company Repurchase Notice in the Company's name and at the Company's expense; provided, that the text of the Company Repurchase Notice shall be prepared by the Company.

         (e) All shares of Common Stock delivered upon repurchase of the Notes shall be duly authorized, validly issued, fully paid and nonassessable.

         (f) If a holder of a repurchased Note is paid in shares of Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of Common Stock. However, the holder shall pay any such tax which is due because the holder requests the Common Stock to be issued in a name other than the holder's name. The Trustee (or other paying agent appointed by the Company) may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the holder's name until the Trustee (or other paying agent appointed by the Company) receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

         (g) The Company will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the repurchase rights of the holders of Notes.

         Section 3.08. Effect of Repurchase Notice; Withdrawal. Upon receipt by the Trustee (or other paying agent appointed by the Company) of the Repurchase Notice specified in Section 3.05 or Section 3.06, the holder of the
Note in respect of which such Repurchase Notice was given shall (unless such Repurchase Notice is validly withdrawn in accordance with the following paragraph) thereafter be entitled to receive solely the purchase price with respect to such Note. Such purchase price shall be paid to such holder, subject to receipt of funds and/or Notes by the Trustee (or other paying agent appointed by the Company), promptly following the later of (x) the Repurchase Date or the Fundamental Change Repurchase Date with respect to such Note (provided the holder has satisfied the conditions in Section 3.05 or Section 3.06) and (y) the time of delivery of such Note to the Trustee (or other paying agent appointed by the Company) by the holder thereof in the manner required by Section 3.05 or Section 3.06. Notes in respect of which a Repurchase Notice has been given by the holder thereof may not be converted pursuant to Article 16 hereof on or after the date of the delivery of such Repurchase Notice unless such Repurchase Notice has first been validly withdrawn.

         A Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Trustee (or other paying agent appointed by the Company) in accordance with the Repurchase Notice at any time prior to the close of business on the Repurchase Date or the Fundamental Change Repurchase Date, specifying:

         (a) the certificate number, if any, of the Note in respect of which such notice of withdrawal is being submitted, or the appropriate Depositary information, in accordance with appropriate Depositary procedures, if the Note in respect of which such notice of withdrawal is being submitted is represented by a Global Note,

         (b) the principal amount of the Note with respect to which such notice of withdrawal is being submitted, and

         (c) the principal amount, if any, of such Note which remains subject to the original Repurchase Notice and which has been or will be delivered for purchase by the Company.

         Section 3.09. Deposit of Purchase Price. (a) Prior to 11:00 a.m. (New York City Time) on the Business Day following the Repurchase Date or the Fundamental Change Repurchase Date, the Company shall deposit with the Trustee (or other paying agent appointed by the Company or, if the Company is acting as the paying agent, shall segregate and hold in trust as provided in Section 6.04) an amount of cash (in immediately available funds if deposited on such Business Day), sufficient to pay the aggregate purchase price of all the Notes or portions thereof that are to be purchased for cash as of the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be.

         As soon as practicable after the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, the Company shall deliver to each holder entitled to receive shares of Common Stock through the Trustee (or other paying agent appointed by the Company), a certificate for the number of full shares of Common Stock issuable in payment of the purchase price and cash in lieu of any fractional interests. The person in whose name the certificate for the shares of Common Stock is registered shall be treated as a holder of record of Common Stock on the Business Day following the applicable repurchase date. No payment or adjustment in the repurchase price will be made for dividends on the shares of Common Stock the Record Date for which occurred on or prior to the Repurchase Date.

         If the paying agent holds money or shares of Common Stock sufficient to pay the repurchase price of the Notes on the Business Day following the Repurchase Date, then, immediately after the Repurchase Date, the Note will cease to be outstanding, interest will cease to accrue and all other rights of the Note holder will terminate, other than the right to receive the repurchase price upon delivery of the Note. This will be the case whether or not book-entry transfer or the Note has been made or the Note has been delivered to the paying agent.

         Section 3.10. Notes Repurchased in Part. Upon presentation of any Note repurchased only in part, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of any authorized denomination, in aggregate principal amount equal to the unrepurchased portion of the Notes presented.

         Section 3.11. Repayment to the Company. The Trustee (or other paying agent appointed by the Company) shall return to the Company any cash or shares of Common Stock that remain unclaimed, together with interest or dividends, if any, thereon, held by them for the payment of the purchase price; provided that to the extent that the aggregate amount of cash or shares of Common Stock deposited by the Company pursuant to Section 3.09 exceeds the aggregate purchase price of the Notes or portions thereof which the Company is obligated to purchase as of the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon.

                                  ARTICLE 4
                            SUBORDINATION OF NOTES

         Section 4.01. Notes Subordinated To Senior Indebtedness. The Company covenants and agrees, and the Trustee and each Holder of the Notes by the acceptance thereof likewise covenant and agree, that all Notes shall be issued subject to the provisions of this Article 4; and each person holding any Note, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of, premium, if any, and interest on the Notes by the Company shall, to the extent and in the manner set forth in this Article 4, be subordinated and junior in right of payment to the prior payment in full in cash of all obligations arising under Senior Indebtedness. The Notes will be contractually equal in right of payment to the Company's 91/4% Senior Subordinated Notes due 2010.

         Section 4.02. No Payment On Notes In Certain Circumstances.

         (a) No direct or indirect payment by or on behalf of the Company of principal of, premium, if any, or interest on the Notes, whether pursuant to the terms of the Notes, upon acceleration, pursuant to an offer to purchase, redemption or otherwise (other than in Junior Securities), will be made, if, at the time of such payment, there exists a default in the payment of all or any portion of the obligations on any Designated Senior Indebtedness, whether at maturity, on account of mandatory redemption or prepayment, acceleration or otherwise, and such default shall not have been cured or waived or the benefits of this sentence waived by or on behalf of the holders of such Designated Senior Indebtedness. In addition, during the continuance of any non-payment event of default with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be immediately accelerated, and upon receipt by the Trustee of written notice (a "Payment Blockage Notice") from the holder or holders of such Designated Senior Indebtedness or the trustee or agent acting on behalf of the holders of such Designated Senior Indebtedness, then, unless and until such event of default has been cured or waived or has ceased to exist or such Designated Senior Indebtedness has been discharged or repaid in full in cash or cash equivalents (or such payment shall be duly provided for in a manner satisfactory to holders of Senior Indebtedness) or otherwise to the extent holders of Senior Indebtedness in their sole discretion accept satisfaction of amounts due by settlement in other than cash or cash equivalents or the benefits of these provisions have been waived by the holders of such Designated Senior Indebtedness, no direct or indirect payment will be made by or on behalf of the Company of principal of, premium, if any, or interest on the Notes, whether pursuant to the terms of the Notes, upon acceleration, pursuant to an offer to purchase, redemption or otherwise (other than in Junior Securities) to such Holders during a period (a "Payment Blockage Period") commencing on the date of receipt of such notice by the Trustee and ending 179 days thereafter. The Trustee shall deliver a copy of the Payment Blockage Notice to the Company promptly upon receipt thereof.

         Notwithstanding anything in the subordination provisions of this Indenture or the Notes to the contrary, (1) in no event will a Payment Blockage Period extend beyond 179 days from the date the Payment Blockage Notice in respect thereof was given, (2) there shall be a period of at least 181 consecutive days in each 360-day period when no Payment Blockage Period is in effect and (3) not more than one Payment Blockage Period may be commenced with respect to the Notes during any period of 360 consecutive days. No event of default that existed or was continuing on the date of commencement of any Payment Blockage Period (whether or not such event is with respect to the same issue of Designated Senior Indebtedness) may be, or be made, the basis for the commencement of any other Payment Blockage Period by the holder or holders of such Designated Senior Indebtedness or the trustee or agent acting on behalf of such Designated Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such event of default has been cured or waived for a period of not less than 90 consecutive days.

         (b) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder at a time when such payment is prohibited by Section 4.02(a), such payment shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of Designated Senior Indebtedness or their respective representatives, or to the trustee or trustees or agent or agents under any indenture or agreement pursuant to which any of such Designated Senior Indebtedness may have been issued or incurred, as their respective interests may appear, but only to the extent that, upon notice from the Trustee to the holders of Designated Senior Indebtedness that such prohibited payment has been made, the holders of the Designated Senior Indebtedness (or their representative or representatives or a trustee or trustees) notify the Trustee in writing of the amounts then due and owing on the Designated Senior Indebtedness, if any, and only the amounts specified in such notice to the Trustee shall be paid to the holders of Designated Senior Indebtedness.

         Section 4.03. Payment Over Of Proceeds Upon Dissolution, Etc.

         (a) Upon any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, upon any dissolution or winding-up or total liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other similar proceedings, all Senior Indebtedness shall first be paid in full in cash or cash equivalents (or such payment shall be duly provided for in a manner satisfactory to the holders of Senior Indebtedness) or otherwise to the extent holders of Senior Indebtedness in their sole discretion accept satisfaction of amounts due by settlement in other than cash or cash equivalents, before the Holders of the Notes or the Trustee on behalf of such Holders shall be entitled to receive any payment by the Company of the principal of, premium, if any, or interest on the Notes, or any payment by the Company to acquire any of the Notes for cash, property or securities, or any distribution by the Company with respect to the Notes of any cash, property or securities (in each case other than Junior Securities).

         Before any payment may be made by, or on behalf of, the Company of the principal of, premium, if any, or interest on the Notes upon any such dissolution or winding-up or total liquidation or reorganization, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (in each case other than Junior Securities), to which the Holders of the Notes or the Trustee on their behalf would be entitled, but for the subordination provisions of this Indenture, payment shall be made by the Company or by any receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, directly to the holders of the Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their representatives or to the trustee or trustees or agent or agents under any agreement or indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full in cash or cash equivalents (or such payment shall be duly provided for in a manner satisfactory to the holders of Senior Indebtedness) or otherwise to the extent holders of Senior Indebtedness in their sole discretion accept satisfaction of amounts due by settlement in other than cash or cash equivalents after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

         (b) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (in each case other than Junior Securities), shall be received by the Trustee or any Holder of Notes at a time when such payment or distribution is prohibited by Section 4.03(a) and before all obligations in respect of Senior Indebtedness are paid in full in cash or cash equivalents (or such payment shall be duly provided for in a manner satisfactory to the holders of Senior Indebtedness) or otherwise to the extent holders of Senior Indebtedness in their sole discretion accept satisfaction of amounts due by settlement in other than cash or cash equivalents, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees or agent or agents under any indenture or agreement pursuant to which any of such Senior Indebtedness may have been issued or incurred, as their respective interests may appear, for application to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash or cash equivalents (or such payment shall be duly provided for in a manner satisfactory to the holders of Senior Indebtedness) or otherwise to the extent holders of Senior Indebtedness in their sole discretion accept satisfaction of amounts due by settlement in other than cash or cash equivalents after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

         The consolidation of the Company with, or the merger of the Company with or into, another corporation or limited liability company or the liquidation or dissolution of the Company following the sale, conveyance, transfer or lease of the Company's and its subsidiaries' property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article 13 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Article 4 if such other corporation shall, as a part of such consolidation, merger, sale, conveyance, transfer or lease, comply with the conditions stated in
Article 13.

         Section 4.04. Subrogation. Upon the payment in full in cash or cash equivalents (or such payment shall be duly provided for in a manner satisfactory to the holders of Senior Indebtedness) or otherwise to the extent holders of Senior Indebtedness in their sole discretion accept satisfaction of amounts due by settlement in other than cash or cash equivalents of all Senior Indebtedness, the Holders of the Notes shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company made on such Senior Indebtedness until the principal of and interest on the Notes shall be paid in full in cash; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Notes or the Trustee on their behalf would be entitled except for the provisions of this Article 4, and no payment over pursuant to the provisions of this Article 4 to the holders of Senior Indebtedness by Holders of the Notes or the Trustee on their behalf shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Notes, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article 4 are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

         If any payment or distribution to which the Holders of the Notes would otherwise have been entitled but for the provisions of this Article 4 shall have been applied, pursuant to the provisions of this Article 4, to the payment of all amounts payable under Senior Indebtedness, then and in such case, the Holders of the Notes shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full in cash or cash equivalents of such Senior Indebtedness (or to duly provide for such payment in a manner satisfactory to the holders of Senior Indebtedness) or otherwise to the extent holders of Senior Indebtedness in their sole discretion accept satisfaction of amounts due by settlement in other than cash or cash equivalents.

         Section 4.05. Obligations Of Company Unconditional. Nothing contained in this Article 4 or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Notes the principal of, premium on and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Holder of any Note or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 4 of the holders of the Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         Without limiting the generality of the foregoing, nothing contained in this Article 4 shall restrict the right of the Trustee or the Holders of Notes to take any action to declare the Notes to be due and payable prior to their stated maturity pursuant to Section 8.01 or to pursue any rights or remedies hereunder; provided, however, that all Senior Indebtedness then due and payable shall first be paid in full in cash or cash equivalents (or such payment shall be duly provided for in a manner satisfactory to the holders of Senior Indebtedness) or otherwise to the extent holders of Senior Indebtedness in their sole discretion accept satisfaction of amounts due by settlement in other than cash or cash equivalents before the Holders of the Notes or the Trustee are entitled to receive any direct or indirect payment from the Company of principal of or interest on the Notes.

         Section 4.06. Notice To Trustee. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes pursuant to the provisions of this Article 4. Unless the Trustee has failed to give notice of its change of address pursuant to Section 19.03 hereof, the Trustee shall not be charged with knowledge of the existence of any event of default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an Officer of the Company, or by a holder of Senior Indebtedness or trustee or agent therefor; and prior to the receipt of any such written notice, the Trustee subject to the provisions of Article 9 shall, be entitled to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 4.06 at least two Business Days prior to the date upon which by the terms of this Indenture any moneys shall become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Note), then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive any moneys from the Company and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Nothing contained in this
Section 4.06 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by Section 4.03 or from any Holder under
Section 4.02(b). The Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Senior Indebtedness (or a trustee on behalf of, or agent or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or agent or representative on behalf of any such holder. A holder of Senior Indebtedness and any trustee, agent or other representative on behalf of such holder shall be entitled to deliver all notices required by this Section 4.06 or otherwise pursuant to this Article 4 to the address of the Trustee set forth herein unless such holder or the trustee, agent or representative of such holder shall have received actual written notice of a change of address of the Trustee.

         In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 4, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 4, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 4.07. Reliance On Judicial Order Or Certificate Of Liquidating Agent. Upon any payment or distribution of assets or securities referred to in this Article 4, the Trustee and the Holders of the Notes shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Notes for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 4.

         Section 4.08. Trustee's Relation To Senior Indebtedness. The Trustee and any paying agent shall be entitled to all the rights set forth in this
Article 4 with respect to any Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee or any paying agent of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 4, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness (except as provided in Section 4.02(b) and 4.03(b)). The Trustee shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Notes or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article 4 or otherwise.

         Section 4.09. Subordination Rights Not Impaired By Acts Or Omissions Of The Company Or Holders Of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The provisions of this
Article 4 are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

         Section 4.10. Holders Authorize Trustee To Effectuate Subordination Of Notes. Each Holder of Notes by his acceptance of such Notes authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article 4, and appoints the Trustee his attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, total liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the filing of a claim for the unpaid balance of its or his Notes in the form required in those proceedings.

         Section 4.11. This Article Not To Prevent Events Of Default. The failure to make a payment on account of principal of or interest on the Notes by reason of any provision of this Article 4 shall not be construed as preventing the occurrence of an Event of Default specified in clauses (a) or
(b) of Section 8.01.

         Section 4.12. Trustee's Compensation And Rights To Indemnification Not Prejudiced. Nothing in this Article 4 shall apply to amounts due to the Trustee, or its rights to indemnification, pursuant to other sections in this Indenture.

         Section 4.13. No Waiver Of Subordination Provisions. Without in any way limiting the generality of Section 4.09, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article 4 or the obligations hereunder of the Holders of the Notes to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew, alter or amend, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

         Section 4.14. Subordination Provisions Not Applicable To Money Held In Trust For Holders; Payments May Be Paid Prior To Dissolution. All funds deposited in trust with the Trustee pursuant to and in accordance with Article 14 when permitted pursuant to Article 4 shall be for the sole benefit of the Holders and shall not be subject to this Article 4.

         Nothing contained in this Article 4 or elsewhere in this Indenture shall prevent (i) the Company, except under the conditions described in
Section 4.02, from making payments of principal of and interest on the Notes or from depositing with the Trustee any moneys for such payments or from effecting a termination of the Company's and the Guarantors' obligations under the Notes and this Indenture as provided in Article 14, or (ii) the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of and interest on the Notes, to the holders entitled thereto unless at least two Business Days prior to the date upon which such payment becomes due and payable, the Trustee shall have received the written notice provided for in Section 4.02(b) or in Section 4.06. The Company shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Company.

         Section 4.15. Acceleration Of Notes. If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify holders of the Senior Indebtedness of the acceleration.

         Section 4.16. Certain Conversions Not Deemed Payment. For the purposes of this only, (1) the issuance and delivery of Junior Securities upon conversion of Notes in accordance with and (2) the payment, issuance or delivery of cash, property or securities upon conversion of a Note as a result of any transaction specified in shall not be deemed to constitute a payment or distribution on account of the principal of, premium, if any, or interest on Notes or on account of the purchase or other acquisition of Notes. For the purposes of this Article 4 and Article 18, the term "Junior Securities" means
(a) Common Stock of the Company or (b) securities of the Company that are subordinated in right of payment to all Senior Indebtedness that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this . Nothing contained in this or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors (other than holders of Senior Indebtedness) and the Noteholders, the right, which is absolute and unconditional, of the Holder of any Note to convert such Note in accordance with .

                                  ARTICLE 5
                              CONTINGENT INTEREST

         Section 5.01. Contingent Interest. Beginning with the six-month interest period commencing April 15, 2008, the Company will pay contingent interest during any six-month interest period if the Trading Price of the Notes for each of the five Trading Days ending on the second Trading Day immediately preceding the first day of the applicable six-month interest period equals or exceeds 120% of the principal amount of the Notes. During any six-month interest period when contingent interest is payable, the contingent interest payable on each $1,000 principal amount of Notes shall equal 0.25% of the average Trading Price of $1,000 principal amount of Notes during the five Trading Days immediately preceding the first day of the applicable six-month interest period used to determine whether contingent interest must be paid.

         The Trustee's sole responsibility pursuant to Section 5.01 hereof shall be to obtain the Trading Price of the Notes for each of the five Trading Days immediately preceding the first day of the applicable six-month interest period and to provide such information to the Company. The Company shall determine whether holders are entitled to receive contingent interest, and if so, provide notice pursuant to Section 5.03. Notwithstanding any term contained in this Indenture or any other document to the contrary, the Trustee shall have no responsibilities, duties or obligations for or with respect to
(i) determining whether the Company must pay contingent interest or (ii) determining the amount of contingent interest, if any, payable by the Company.

         Section 5.02. Payment of Contingent Interest. Contingent interest for any six-month interest period shall be paid on the applicable interest payment date to the Person in whose name any Note (or its Predecessor Note) is registered on the Note Register at the corresponding Record Date. Contingent interest due under this Article 5 shall be treated for all purposes of this Indenture like any other interest accruing on the Notes.

         Section 5.03. Contingent Interest Notification. On or before the first Business Day of a six-month interest period during which contingent interest will be paid, the Company will disseminate a press release through Dow Jones & Company, Inc. or Bloomberg Business News stating that contingent interest will be paid on the Notes and identifying the six month interest period.

                                  ARTICLE 6
                      PARTICULAR COVENANTS OF THE COMPANY

         Section 6.01. Payment of Principal, Premium and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid when due the principal of (including the redemption price upon redemption or the purchase price upon repurchase, in each case pursuant to Article 3), and premium, if any, and interest, on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes.

         Section 6.02. Maintenance of Office or Agency. The Company will maintain an office or agency in the Borough of Manhattan, The City of New York, where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

         The Company may also from time to time designate co-registrars and one or more offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby initially designates the Trustee as paying agent, Note Registrar, Custodian and conversion agent and the Corporate Trust Office, shall be considered as one such office or agency of the Company for each of the aforesaid purposes.

         So long as the Trustee is the Note Registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 9.10(a) and the third paragraph of Section 9.11. If co-registrars have been appointed in accordance with this Section, the Trustee shall mail such notices only to the Company and the holders of Notes it can identify from its records.

         Section 6.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, upon the terms and conditions and otherwise as in
Section 9.10 provided, a Trustee, so that there shall at all times be a Trustee hereunder.

         Section 6.04. Provisions as to Paying Agent. (a) If the Company shall appoint a paying agent other than the Trustee, or if the Trustee shall appoint such a paying agent, the Company will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 6.04:

               (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

               (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of and premium, if any, or interest on the Notes when the same shall be due and payable; and

               (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

         The Company shall, on or before each due date of the principal of, premium, if any, or interest on the Notes, deposit with the paying agent a sum (in funds which are immediately available on the due date for such payment) sufficient to pay such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action; provided that if such deposit is made on the due date, such deposit shall be received by the paying agent by 11:00 a.m. New York City time, on such date.

         (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of, premium, if any, or interest on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal, premium, if any, or interest so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Notes) to make any payment of the principal of, premium, if any, or interest on the Notes when the same shall become due and payable.

         (c) Anything in this Section 6.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 6.04, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

         (d) Anything in this Section 6.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 6.04 is subject to Sections 14.03 and 14.04.

         The Trustee shall not be responsible for the actions of any other paying agents (including the Company if acting as its own paying agent) and shall have no control of any funds held by such other paying agents.

         Section 6.05. Existence. Subject to Article 13, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and rights (charter and statutory); provided that the Company shall not be required to preserve any such right if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Noteholders.

         Section 6.06. Payment of Taxes and Other Claims. The Company will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or any Significant Subsidiary or upon the income, profits or property of the Company or any Significant Subsidiary, (ii) all claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon the property of the Company or any Significant Subsidiary and (iii) all stamp taxes and other duties, if any, which may be imposed by the United States or any political subdivision thereof or therein in connection with the issuance, transfer, exchange, conversion, redemption or repurchase of any Notes or with respect to this Indenture; provided that, in the case of clauses (i) and (ii), the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (A) if the failure to do so will not, in the aggregate, have a material adverse impact on the Company, or (B) if the amount, applicability or validity is being contested in good faith by appropriate proceedings.

         Section 6.07. Rule 144A Information Requirement. Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Notes or any Common Stock issued upon conversion thereof which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of Notes or such Common Stock designated by such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Notes or such Common Stock, all to the extent required to enable such holder or beneficial holder to sell its Notes or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A.

         Section 6.08. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 6.09. Compliance Certificate. The Company shall deliver to the Trustee, within one hundred twenty (120) days after the end of each fiscal year of the Company, a certificate signed by either the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not to the knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and the status thereof of which the signer may have knowledge.

         The Company will deliver to the Trustee, forthwith upon becoming aware of (i) any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or (ii) any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

         Any notice required to be given under this Section 6.09 shall be delivered to a Responsible Officer of the Trustee at its Corporate Trust Office.

         Section 6.10. Liquidated Damages Notice. In the event that the Company is required to pay Liquidated Damages to holders of Notes pursuant to the Registration Rights Agreement, the Company will provide written notice ("Liquidated Damages Notice") to the Trustee of its obligation to pay Liquidated Damages no later than fifteen (15) days prior to the proposed payment date for the Liquidated Damages, and the Liquidated Damages Notice shall set forth the amount of Liquidated D amages to be paid by the Company on such payment date. The Trustee shall not at any time be under any duty or responsibility to any holder of Notes to determine the Liquidated Damages, or with respect to the nature, extent or calculation of the amount of Liquidated Damages when made, or with respect to the method employed in such calculation of the Liquidated Damages.

         Section 6.11. Tax Treatment.

         (a) The parties hereto hereby agree, and each Holder and any beneficial holder of a Security by its purchase of a Security hereby agrees (in the absence of administrative pronouncement or judicial ruling to the contrary):

               (i) to treat the Securities as indebtedness of the Company for all United States federal income tax purposes;

               (ii) to treat the Securities as debt instruments that are subject to Treasury Regulation section 1.1275-4(b); and

               (iii) to treat the delivery of Common Stock or cash (including cash delivered in lieu of a fractional share) to a Holder of a Security upon conversion of such Security, or upon a repurchase or redemption, as a contingent payment (in an amount equal to the sum of the Fair Market Value of such Common Stock and any cash received) under Treasury Regulation section 1.1275-4(b).

         (b) Solely for purposes of applying Treasury Regulation section 1.1275-4 to the Notes:

               (i) for United States federal income tax purposes, the Company shall accrue interest with respect to outstanding Securities as original issue discount according to the "noncontingent bond method," as set forth in Treasury Regulation section 1.1275-4(b) using a comparable yield of 8.125%, compounded semiannually, and the projected payment schedule attached as Annex 1 to this Indenture; and

               (ii) the Company acknowledges and agrees, and each Holder and any beneficial holder of a Security, by its purchase of a Security shall be deemed to acknowledge and agree, that (A) the comparable yield and the projected payment schedule are determined on the basis of an assumption of linear growth of stock price, (B) the comparable yield and the projected payment schedule are not determined for any purpose other than for the purpose of applying Treasury Regulation section 1.1275-4(b)(4) to the Security, (C) the comparable yield and the projected payment schedule do not constitute a projection or representation regarding the actual amounts payable on the Securities, and (D) the Company's application of Treasury Regulation section 1.1275-4(b) shall be binding on each Holder and any beneficial holder of a Security, including the Company's determination of the comparable yield and the projected payment schedule attached as Annex 1 to this Indenture.

         Section 6.12. Limitation on Layering. The Company shall not incur any Indebtedness that is contractually senior in right of payment to the Notes and contractually subordinate in right of payment to any other Indebtedness of the Company. No Guarantor shall incur any Indebtedness that is contractually senior in right of payment to the Note Guarantee of such Guarantor and contractually subordinate in right of payment to any other Indebtedness of such Guarantor.

         Section 6.13. Subsidiary Guarantees. If any Subsidiary shall guarantee any other senior subordinated Indebtedness ("Guaranteed Indebtedness") of the Company, then such Subsidiary shall (i) execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee pursuant to which such Subsidiary shall unconditionally guarantee all of the Company's obligations under the Notes and this Indenture, (ii) execute and deliver to the Trustee a Note Guarantee in accordance with Section 17.01 and (iii) upon the Trustee's written request deliver to the Trustee an Opinion of Counsel that, subject to customary qualifications such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and constitutes a legal, valid, binding and enforceable obligation of such Subsidiary. In addition, the Company may, at its option, cause any Subsidiary to guarantee all of the Company's obligations under the Notes and this Indenture.

         Notwithstanding the foregoing, any guarantee by a Subsidiary may provide by its terms that it shall be automatically and unconditionally released and discharged (i) upon any sale or other disposition of that Guarantor or all or substantially all of the assets of that Guarantor (including by way of merger or consolidation or any sale of all of the capital stock of that Guarantor) to a Person that is not the Company or a Subsidiary of the Company; and (ii) at such time as such Guarantor's guarantee of such other senior subordinated Indebtedness is released or discharged, or, at the Company's option, if the Guarantor is not a guarantor of such other senior subordinated Indebtedness.

                                  ARTICLE 7
         NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

         Section 7.01. Noteholders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually, not more than fifteen (15) days after each April 1 and October 1 in each year beginning with October 1, 2003, and at such other times as the Trustee may reasonably request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Notes as of a date not more than fifteen (15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished by the Company to the Trustee so long as the Trustee is acting as the sole Note Registrar.

         Section 7.02. Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in Section 7.01 or maintained by the Trustee in its capacity as Note Registrar or co-registrar in respect of the Notes, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

         (b) The rights of Noteholders to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every Noteholder, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Notes made pursuant to the Trust Indenture Act.

         Section 7.03. Reports by Trustee. (a) Within sixty (60) days after May 15 of each year commencing with the year 2003, the Trustee shall transmit to holders of Notes such reports dated as of May 15 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. In the event that no events have occurred under the applicable sections of the Trust Indenture Act the Trustee shall be under no duty or obligation to provide such reports.

         (b) A copy of such report shall, at the time of such transmission to holders of Notes, be filed by the Trustee with each stock exchange and automated quotation system, if any, upon which the Notes are listed and with the Company. The Company will promptly notify the Trustee in writing if the Notes are listed on any stock exchange or automated quotation system or delisted therefrom.

         Section 7.04. Reports by Company. The Company shall deliver to the Trustee (and the Commission if at any time after the Indenture becomes qualified under the Trust Indenture Act), and the Trustee shall deliver to holders of Notes, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act, whether or not the Notes are governed by such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be delivered to the Trustee within fifteen (15) days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers' Certificates).

                                  ARTICLE 8
        REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON AN EVENT OF DEFAULT

         Section 8.01. Events of Default. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

         (a) default in the payment of any installment of interest, upon any of the Notes as and when the same shall be due and payable, and continuance of such default for a period of thirty (30) days, whether or not the payment is prohibited by Article 4; or

         (b) default in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall be due and payable either at maturity, or in connection with any redemption or repurchase or otherwise, in each case pursuant to Article 3, by acceleration or otherwise, whether or not the payment is prohibited by Article 4; or

         (c) the Company fails to provide on a timely basis a Repurchase Notice upon a Fundamental Change as provided in Section 3.07(d); or

         (d) failure on the part of the Company to observe or perform any other of the covenants or agreements on the part of the Company in the Notes or in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 8.01 specifically dealt with) continued for a period of sixty (60) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee by the holders of at least twenty-five percent (25%) in aggregate principal amount of the Notes at the time outstanding; or

         (e) the Company shall default in the payment of principal when due at maturity or resulting in acceleration of other Indebtedness of the Company for borrowed money where the aggregate principal amount with respect to which the default or acceleration has occurred exceeds $25.0 million and such acceleration has not been rescinded or annulled within a period of 30 days after written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee by the holders of at least twenty-five percent (25%) in aggregate principal amount of the Notes at the time outstanding;

         (f) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any substantial part of the property of the Company, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Company, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

         (g) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to the Company or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any substantial part of the property of the Company, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 8.01(g)), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Notes then outstanding, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the principal of and premium, if any, on all the Notes interest, accrued and unpaid thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable if there shall no longer be a Senior Credit Facility or, if the Senior Credit Facility is in effect, immediately upon the earlier to occur of (i) the date indebtedness under the Senior Credit Facility is declared accelerated and (ii) five business days after written notice of the occurrence of such event of default has been given to the agents under the Senior Credit Facility, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in Section 8.01(f) or Section 8.01(g) occurs, the principal of all the premium, if any, interest, accrued and unpaid thereon shall be immediately and automatically due and payable without necessity of further action. If, (a) at any time after the principal of and premium, if any, of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, upon all Notes and the principal of and premium, if any, on any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of accrued and unpaid interest, (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, as provided in Section 8.02, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 9.06, and (b) if any and all defaults under this Indenture, other than the nonpayment of principal of and premium, if any, and accrued and unpaid interest, on Notes which shall have become due by acceleration, shall have been cured or waived pursuant to Section 8.07, then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify in writing a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default, as provided in Section 6.09.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Notes, and the Trustee shall continue as though no such proceeding had been taken.

         Section 8.02. Payments of Notes on Default; Suit Therefor. The Company covenants that in the case of an Event of Default pursuant to Section 8.01(a) or 8.01(b), upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes, (i) the whole amount that then shall be due and payable on all such Notes for principal and premium, if any, or interest, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of accrued and unpaid interest at the rate borne by the Notes, plus 1%, from the required payment date and, (ii) in addition thereto, any amounts due the Trustee under Section 9.06. Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest, on the Notes to the registered holders, whether or not the Notes are overdue.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

         In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 8.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, accrued and unpaid interest, in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 9.06, and to take any other action with respect to such claims, including participating as a member of any official committee of creditors, as it reasonably deems necessary or advisable, unless prohibited by law or applicable regulations, and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees and expenses incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

         All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

         In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

         Section 8.03. Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article 8, shall be applied, subject to Article 4, in the following order, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section
9.06;

         SECOND: In case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of accrued and unpaid interest, if any, on the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) as provided in Section 8.02 upon the overdue installments of interest at the annual rate of 1% above the then applicable interest rate, such payments to be made ratably to the Persons entitled thereto;

         THIRD: In case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount then owing and unpaid upon the Notes for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of accrued and unpaid interest, as provided in
Section 8.02, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

         FOURTH: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

         Section 8.04. Proceedings by Noteholder. No holder of any Note shall have any right by virtue of or by reference to any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, except in the case of a default in the payment of principal, premium, if any, or interest on the Notes, unless (a) such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, (b) the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable security or indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby,
(c) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 8.07; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by reference to any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this
Section 8.04, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any holder of any Note to receive payment of the principal of (including the redemption price upon redemption pursuant to Article 8) and premium, if any, and accrued interest on such Note, on or after the respective due dates expressed in such Note or in the event of redemption or repurchase, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder.

         Anything in this Indenture or the Notes to the contrary notwithstanding, the holder of any Note, without the consent of either the Trustee or the holder of any other Note, in its own behalf and for its own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, its rights of conversion as provided herein.

         Section 8.05. Proceedings by Trustee. In case of an Event of Default, the Trustee may, in its discretion, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Section 8.06. Remedies Cumulative and Continuing. Except as provided in Section 2.06, all powers and remedies given by this Article 8 to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein, and, subject to the provisions of Section 8.04, every power and remedy given by this Article 8 or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

         Section 8.07. Direction of Proceedings and Waiver of Defaults by Majority of Noteholders. The holders of a majority in aggregate principal amount of the Notes at the time outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture, (b) the Trustee may take any other action which is not inconsistent with such direction, (c) the Trustee may decline to take any action that would benefit some Noteholder to the detriment of other Noteholders and (d) the Trustee may decline to take any action that would involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Notes at the time outstanding may, on behalf of the holders of all of the Notes, waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of interest, or premium, if any, on, or the principal of, the Notes, (ii) a failure by the Company to convert any Notes into Common Stock, (iii) a default in the payment of the redemption price pursuant to Article 3, (iv) a default in the payment of the purchase price pursuant to Article 3 or (v) a default in respect of a covenant or provisions hereof which under Article 12 cannot be modified or amended without the consent of the holders of all Notes then outstanding or each Note affected thereby. Upon any such waiver, the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 8.07, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         Section 8.08. Notice of Defaults. The Trustee shall, within ninety
(90) days after a Responsible Officer of the Trustee has knowledge of the occurrence of a default, mail to all Noteholders, as the names and addresses of such holders appear upon the Note Register, notice of all defaults known to a Responsible Officer, unless such defaults shall have been cured or waived before the giving of such notice; provided that except in the case of default in the payment of the principal of, or premium, if any, or interest, on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Noteholders.

         Section 8.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 8.09 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than ten percent in principal amount of the Notes at the time outstanding determined in accordance with Section 10.04, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Note on or after the due date expressed in such Note or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article 16.

                                   ARTICLE 9
                                  THE TRUSTEE

         Section 9.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

         (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

               (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

               (ii) in the absence of bad faith and willful misconduct on the part of the Trustee, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless the Trustee was negligent in ascertaining the pertinent facts;

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of not less than a majority in principal amount of the Notes at the time outstanding determined as provided in Section 10.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

         (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section;

         (e) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any paying agent (other than the Trustee) or any records maintained by any co-registrar (other than the Trustee) with respect to the Notes;

         (f) if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred unless a Responsible Officer of the Trustee has actual knowledge thereof or unless the Trustee has otherwise received written notice thereof; and

         (g) the Trustee shall not be deemed to have knowledge of any Event of Default hereunder unless a Responsible Officer of the Trustee has actual knowledge thereof or unless the Trustee shall have been notified in writing of such Event of Default by the Company or a holder of Notes.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         Section 9.02. Reliance on Documents, Opinions, etc. Except as otherwise provided in Section 9.01:

         (a) the Trustee may conclusively rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon or other paper or document (whether in its original or facsimile form) believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

         (c) the Trustee may consult with counsel of its own selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance on and in accordance with such advice or Opinion of Counsel;

         (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

         (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder;

         (g) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

         (h) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

         (i) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

         (j) any permissive right or authority granted to the Trustee shall not be construed as a mandatory duty.

         Section 9.03. No Responsibility for Recitals, etc. The recitals contained herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

         Section 9.04. Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes. The Trustee, any paying agent, any conversion agent or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, paying agent, conversion agent or Note Registrar.

         Section 9.05. Monies to be Held in Trust. Subject to the provisions of Section 14.04, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. Except as otherwise provided herein, the Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed in writing from time to time by the Company and the Trustee.

         Section 9.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to from time to time in writing between the Company and the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misconduct, recklessness or bad faith. The Company also covenants to indemnify the Trustee and any predecessor Trustee (or any officer, director or employee of the Trustee), in any capacity under this Indenture and any authenticating agent for, and to hold them harmless against, any and all loss, liability, damage, claim or reasonable expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence, willful misconduct, recklessness or bad faith on the part of the Trustee or such officers, directors, employees or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the reasonable costs and expenses of defending themselves against any claim (whether asserted by the Company, any holder or any other Person) of liability in the premises. The obligations of the Company under this Section 9.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for reasonable expenses, disbursements and advances shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Notes. The obligation of the Company under this Section shall survive the satisfaction and discharge of this Indenture.

         When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 8.01(d) or (e) with respect to the Company occurs, the expenses and the compensation for the services are intended to constitute reasonable expenses of administration under any bankruptcy, insolvency or similar laws.

         Section 9.07. Officers' Certificate as Evidence. Except as otherwise provided in Section 9.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence, bad faith, recklessness or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

         Section 9.08. Conflicting Interests of Trustee. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         Section 9.09. Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 (or if such Person is a member of a bank holding company system, its bank holding company shall have a combined capital and surplus of at least $50,000,000). If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 9.10. Resignation or Removal of Trustee.

         (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and to the holders of Notes. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment sixty (60) days after the mailing of such notice of resignation to the Noteholders, the resigning Trustee may, upon ten (10) Business Days' notice to the Company and the Noteholders, appoint a successor identified in such notice or may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or, if any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months may, subject to the provisions of Section 8.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b) In case at any time any of the following shall occur:

               (i) the Trustee shall fail to comply with Section 9.08 after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months; or

               (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 9.09 and shall fail to resign after written request therefor by the Company or by any such Noteholder; or

               (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 8.09, any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee; provided that if no successor Trustee shall have been appointed and have accepted appointment sixty (60) days after either the Company or the Noteholders has removed the Trustee, or the Trustee resigns, the Trustee so removed may petition, at the expense of the Company, any court of competent jurisdiction for an appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

         (c) The holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless, within ten (10) days after notice to the Company of such nomination, the Company objects thereto, in which case the Trustee so removed or any Noteholder, or if such Trustee so removed or any Noteholder fails to act, the Company, upon the terms and conditions and otherwise as in Section 9.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.11.

         (e) Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 9.06 shall continue for the benefit of the retiring Trustee.

         Section 9.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 9.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amount then due it pursuant to the provisions of
Section 9.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 9.06.

         No successor trustee shall accept appointment as provided in this
Section 9.11 unless, at the time of such acceptance, such successor trustee shall be qualified under the provisions of Section 9.08 and be eligible under the provisions of Section 9.09.

         Upon acceptance of appointment by a successor trustee as provided in this Section 9.11, the Company (or the former trustee, at the written direction of the Company) shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note Register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         Section 9.12. Succession by Merger. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, such corporation shall be qualified under the provisions of Section 9.08 and eligible under the provisions of Section 9.09.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or any authenticating agent appointed by such successor trustee may authenticate such Notes in the name of the successor trustee; and in all such cases such certificates shall have the full force that is provided in the Notes or in this Indenture; provided that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 9.13. Preferential Collection of Claims. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

                                  ARTICLE 10
                                THE NOTEHOLDERS

         Section 10.01. Action by Noteholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than fifteen (15) days prior to the date of commencement of solicitation of such action.

         Section 10.02. Proof of Execution by Noteholders. Subject to the provisions of Sections 9.01 and 9.02, proof of the execution of any instrument by a Noteholder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the registry of such Notes or by a certificate of the Note Registrar.

         Section 10.03. Absolute Owners. The Company, the Trustee, any paying agent, any conversion agent and any Note Registrar may deem the Person in whose name such Note shall be registered upon the Note Register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Note, for conversion of such Note and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Note Registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

         Section 10.04. Company-Owned Notes Disregarded. In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or any Affiliate of the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Notes which a Responsible Officer knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 10.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or any Affiliate of the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons, and, subject to Section 9.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

         Section 10.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in
Section 10.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note which is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 10.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

                                  ARTICLE 11
                                   RESERVED

                                  ARTICLE 12
                            SUPPLEMENTAL INDENTURES

         Section 12.01. Supplemental Indentures Without Consent of Noteholders. The Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time, and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

         (a) make provision with respect to the conversion rights of the holders of Notes pursuant to the requirements of Section 16.06 and the redemption obligations of the Company pursuant to the requirements of Section 3.05(e);

         (b) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets;

         (c) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company pursuant to Article 13;

         (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the holders of Notes, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction or condition, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

         (e) to provide for the issuance under this Indenture of Notes in coupon form (including Notes registrable as to principal only) and to provide for exchangeability of such Notes with the Notes issued hereunder in fully registered form and to make all appropriate changes for such purpose;

         (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture that may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture that shall not materially adversely affect the interests of the holders of the Notes;

         (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

         (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualifications of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted.

         Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this
Section 12.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 12.02.

         Section 12.02. Supplemental Indenture With Consent of Noteholders. With the consent (evidenced as provided in Article 10) of the holders of at least a majority in aggregate principal amount of the Notes at the time outstanding, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall, without the consent of the holder of each Note so affected:

               (i) extend the fixed maturity of any Note;

               (ii) reduce the rate or extend the time for payment of interest, thereon;

               (iii) reduce the principal amount thereof or premium, if any, thereon;

               (iv) reduce any amount payable on redemption or repurchase thereof;

               (v) impair the right of any Noteholder to institute suit for the payment thereof;

               (vi) make the principal thereof or interest, or premium, if any, thereon payable in any coin or currency other than that provided in the Notes;

               (vii) change the obligation of the Company to repurchase any Note called for redemption on a redemption date in a manner adverse to the holders of Notes;

               (viii) change the obligation of the Company to repurchase any Note upon the happening of a Fundamental Change in a manner adverse to the holders of Notes;

               (ix) change the obligation of the Company to repurchase any Note at the option of a holder on a Repurchase Date in a manner adverse to the holders of Notes;

               (x) adversely affect the right of a holder to convert Notes into Common Stock or to reduce the number of shares of Common Stock or any other property receivable upon conversion subject to the terms set forth herein, including Section 16.06;

               (xi) adversely modify, in any material respect, the subordination provisions hereof, in each case, without the consent of the holder of each Note so affected, or modify any of the provisions of this Section 12.02 or Section 8.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Note so affected;

               (xii) change any obligation of the Company to maintain an office or agency in the places and for the purposes set forth in
         Section 6.01;

               (xiii) adversely modify in any material respect the subordination provisions in Article 4; or

               (xiv) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding.

         Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by the Company's Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Noteholders under this Section 12.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 12.03. Effect of Supplemental Indenture. Any supplemental indenture executed pursuant to the provisions of this Article 12 shall comply with the Trust Indenture Act, as then in effect, provided that this Section
12.03 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time, if ever, such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time, if ever, such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 12, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 12.04. Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 12 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 19.11) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

         Section 12.05. Evidence of Compliance of Supplemental Indenture to be Furnished to Trustee. Prior to entering into any supplemental indenture pursuant to this Article 12, the Trustee shall be provided with an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 12 and is otherwise authorized or permitted by this Indenture.

                                  ARTICLE 13
               CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

         Section 13.01. Company May Consolidate on Certain Terms. Subject to the provisions of Section 13.02, the Company shall not consolidate or merge with or into any other Person or Persons (whether or not affiliated with the Company), nor shall the Company or its successor or successors be a party or parties to successive consolidations or mergers, nor shall the Company sell, convey, transfer or lease the property and assets of the Company substantially as an entirety, to any other Person (whether or not affiliated with the Company), unless: (i) the Company is the surviving Person, or the resulting, surviving or transferee Person is a corporation or limited liability company organized and existing under the laws of the United States of America, any state thereof or the District of Columbia; (ii) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture reasonably satisfactory in form to the Trustee, executed and delivered to the Trustee by the Person (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the Person that shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable conversion rights set forth in Section 16.06; and (iii) immediately after giving effect to the transaction described above, no Event of Default, and no event which, after notice or passage of time or both, would become an Event of Default, has occurred and is continuing.

         Section 13.02. Successor to be Substituted. In case of any such consolidation, merger, sale, conveyance, transfer or lease in which the Company is not the surviving person and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and reasonably satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of this first part. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of Advanced Medical Optics, Inc. any or all of the Notes, issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes that such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance, transfer or lease, upon compliance with this Article 13 the Person named as the "Company" in the first paragraph of this Indenture or any successor that shall thereafter have become such in the manner prescribed in this Article 13 may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

         In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

         Section 13.03. Opinion of Counsel to be Given Trustee. Prior to execution of any supplemental indenture pursuant to this Article 13, the Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or lease and any such assumption complies with the provisions of this
Article 13.

                                  ARTICLE 14
                    SATISFACTION AND DISCHARGE OF INDENTURE

         Section 14.01. Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes that have been destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Notes not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption all of the Notes (other than any Notes that shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest, due or to become due to such date of maturity or redemption date, as the case may be, accompanied by a verification report, as to the sufficiency of the deposited amount, from an independent certified accountant or other financial professional satisfactory to the Trustee, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Notes, (ii) rights hereunder of Noteholders to receive payments of principal of and premium, if any, and interest, on, the Notes and the other rights, duties and obligations of Noteholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on written demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 19.05 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

         Section 14.02. Deposited Monies to be Held in Trust by Trustee. Subject to Section 14.04, all monies deposited with the Trustee pursuant to
Section 14.01, shall be held in trust for the sole benefit of the Noteholders, and such monies shall be applied by the Trustee to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any. Moneys so held in trust shall not be subject to the provisions of Article
4. All moneys deposited with the Trustee pursuant to Section 14.01 (and held by it or any paying agent) for the payment of Notes subsequently converted shall be returned to the Company upon request. The Trustee is not responsible to anyone for interest on any deposited funds except as agreed in writing.

         Section 14.03. Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any paying agent of the Notes (other than the Trustee) shall, upon written request of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

         Section 14.04. Return of Unclaimed Monies. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Notes and not applied but remaining unclaimed by the holders of Notes for two years after the date upon which the principal of, premium, if any, or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Notes shall thereafter look only to the Company for any payment that such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

         Section 14.05. Reinstatement. If the Trustee or the paying agent is unable to apply any money in accordance with Section 14.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 14.01 until such time as the Trustee or the paying agent is permitted to apply all such money in accordance with Section 14.02; provided that if the Company makes any payment of interest on or principal of any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Notes to receive such payment from the money held by the Trustee or paying agent.

                                  ARTICLE 15
        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

         Section 15.01. Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of or premium, if any, or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, member, manager, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company, any Guarantor or any of the Company's subsidiaries or of any successor thereto, either directly or through the Company, any Guarantor or any of the Company's subsidiaries or any successor thereto, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

                                  ARTICLE 16
                              CONVERSION OF NOTES

         Section 16.01. Right to Convert. (a) Subject to and upon compliance with the provisions of this Indenture, on or prior to April 15, 2023, the holder of any Note shall have the right, at such holder's option, to convert the principal amount of the Note, or any portion of such principal amount which is a multiple of $1,000, into fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) at the Conversion Rate in effect at such time, by surrender of the Note so to be converted in whole or in part, together with any required funds, under the circumstances described in this Section 16.01 and in the manner provided in Section 16.02. The Notes shall be convertible only upon the occurrence of one of the following events:

               (i) during any Fiscal Quarter commencing after September 30, 2003, if the Closing Sale Price exceeds 120% of the Conversion Price in effect for at least 20 Trading Days in the 30 consecutive Trading-Day period ending on the last Trading Day of the immediately preceding Fiscal Quarter (it being understood for purposes of this Section 16.01(a)(i) that the Conversion Price in effect at the close of business on each of the 30 consecutive Trading Days should be used);

               (ii) during the five Business Days immediately following any five consecutive Trading-Day period in which the Trading Price per $1,000 principal amount of the Notes for each day of such five Trading-Day period was less than 95% of the product of the Closing Sale Price and the Conversion Rate; provided that a holder may not convert Notes in reliance on this Section 16.01(a)(ii) after April 15, 2018, if on any Trading Day during such five Trading Day period the Closing Sale Price of the Common Stock is between 100% and 120% of the Conversion Price;

               (iii) if such Note has been called for redemption, at any time on or after the date the Company Repurchase Notice has been given until the close of business on the Business Day immediately preceding the redemption date;

               (iv) as provided in Section (b) of this Section 16.01; or

               (v) after the earlier of (x) the date the notes are rated by both Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors ("S&P") and Moody's Investor Services and its successors ("Moody's") and (y) 20 Business Days from the date the Notes are issued, during any period in which the credit rating assigned to the Notes by S&P and Moody's is below CCC+ and Caa2, respectively, or if either or both of S&P or Moody's does not rate or no longer rates the Notes, or if either S&P or Moody's suspends or withdraws the rating assigned to the Notes.

         The Trustee (or other conversion agent appointed by the Company) shall, on behalf of the Company, determine on a daily basis during the time period specified in Section 16.01(a)(i) whether the Notes shall be convertible as a result of the occurrence of an event specified in clause (i) above and, if the Notes shall be so convertible, the Trustee (or other conversion agent appointed by the Company) shall promptly deliver to the Company and the Trustee (if the Trustee is not the conversion agent) written notice thereof. Whenever the Notes shall become convertible pursuant to this Section 16.01, the Company or, at the Company's request, the Trustee in the name and at the expense of the Company, shall notify the holders of the event triggering such convertibility in the manner provided in Section 19.03, and the Company shall also publicly announce such information and publish it on the Company's web site. Any notice so given shall be conclusively presumed to have been duly given, whether or not the holder receives such notice.

         The Trustee (or other conversion agent appointed by the Company) shall have no obligation to determine the Trading Price under this Section
16.01 unless the Company has requested such a determination; and the Company shall have no obligation to make such request unless a holder provides it with reasonable evidence prior to 12:00 noon (New York City time) on any Trading Day that the Trading Price per $1,000 principal amount of Notes would be less than 95% of the product of the Closing Sale Price and the Conversion Rate. If such evidence is provided, the Company shall instruct the Trustee (or other conversion agent) to determine the Trading Price of the Notes beginning on the next Trading Day and on each successive Trading Day until the Trading Price per $1,000 principal amount of Notes is greater than or equal to 95% of the product of the Closing Sale Price and the Conversion Rate; provided that the Trustee shall be under no duty or obligation to make the calculations described in Section 16.01(a)(ii) hereof or to determine whether the Notes are convertible pursuant to such section. For the avoidance of doubt, the Company shall make the calculations described in Section 16.01(a)(ii), using the Trading Price provided by the Trustee.

         The Trustee shall be entitled at its sole discretion to consult with the Company and to request the assistance of the Company in connection with the Trustee's duties and obligations pursuant to Section 16.01(a)(i) and
Section 16.01(a)(ii) hereof (including without limitation the calculation or determination of the Conversion Price, the Closing Sales Price and the Trading Price), and the Company agrees, if requested by the Trustee, to cooperate with, and provide assistance to, the Trustee in carrying out its duties under this Section 16.01; provided, however, that nothing herein shall be construed to relieve the Trustee of its duties pursuant to Section 16.01(a)(i) and
Section 16.01(a)(ii) hereof.

         (b) In addition, if:

               (i) (A) the Company distributes to all holders of its Common Stock rights or warrants entitling them (for a period expiring within 45 days of the record date for the determination of the stockholders entitled to receive such distribution) to subscribe for or purchase shares of Common Stock, at a price per share less than the average of the Closing Sale Price for the ten Trading Days immediately preceding, but not including, the declaration date for such distribution, or (B) the Company distributes to all holders of its Common Stock, cash or other assets, debt securities or rights to purchase its securities, where the Fair Market Value of such distribution per share of Common Stock exceeds 5% of the Closing Sale Price on the Trading Day immediately preceding the declaration date for such distribution, then, in either case, the Notes may be surrendered for conversion at any time on and after the date that the Company gives notice to the holders of such distribution, which shall be not less than 20 days prior to the Ex-Dividend Time for such distribution, until the earlier of the close of business on the Business Day immediately preceding, but not including, the Ex-Dividend Time or the date the Company publicly announces that such distribution will not take place; provided that no adjustment to the Conversion Price or the ability of a holder of a Note to convert will be made if the holder will otherwise participate in such distribution without conversion; or

               (ii) the Company consolidates with or merges with or into another Person or is a party to a binding share exchange or conveys, transfers, sells, leases or otherwise disposes of all or substantially all of its properties and assets in each case pursuant to which the Company's Common Stock is converted into cash, securities or other property, then the Notes may be surrendered for conversion at any time from and after the date that is fifteen (15) days prior to the anticipated effective date of the transaction and ending on and including the date that is fifteen (15) days after the consummation of the transaction. The Board of Directors shall determine the anticipated effective date of the transaction, and such determination shall be conclusive and binding on the holders and shall be publicly announced by the Company and posted on its web site not later than two Business Day prior to such 15th day.

         "Ex-Dividend Time" means, with respect to any distribution on shares of Common Stock, the first date on which the shares of Common Stock trade regular way on the principal securities market on which the shares of Common Stock are then traded without the right to receive such distribution.

         (c) In lieu of delivery of shares of Common Stock upon conversion of the Notes, for all or any portion of the Notes, the Company may elect to pay holders surrendering such Notes an amount in cash per Note (or a portion of a Note) equal to the Applicable Stock Price multiplied by the Conversion Rate in effect on the conversion date. The Company shall inform holders through the Trustee of its election to deliver shares of Common Stock:

               (i) if the Notes have been called for redemption pursuant to
         Section 3.01, in the notice of redemption pursuant to Section 3.02;

               (ii) in respect of amounts due April 15, 2023, at least five Business Days prior to such date; or

               (iii) in all other cases, no later than two Business Days following the conversion date.

         Shares of Common Stock and cash deliverable upon conversion will be delivered through the conversion agent no later than the third Business Day following the end of the settlement period.

         (d) A Note in respect of which a holder is electing to exercise its option to require repurchase upon a Fundamental Change pursuant to Section
3.05 or repurchase pursuant to Section 3.06 may be converted only if such holder withdraws its election in accordance with Section 3.08. A holder of Notes is not entitled to any rights of a holder of Common Stock until such holder has converted his Notes to Common Stock, and only to the extent such Notes are deemed to have been converted to Common Stock under this Article 16.

         Section 16.02. Exercise of Conversion Privilege; Issuance of Common Stock on Conversion; No Adjustment for Interest or Dividends. In order to exercise the conversion privilege with respect to any Note in certificated form, the Company must receive at the office or agency of the Company maintained for that purpose or, at the option of such holder, the Corporate Trust Office, such Note with the original or facsimile of the form entitled "Conversion Notice" on the reverse thereof, duly completed and manually signed, together with such Notes duly endorsed for transfer, accompanied by the funds, if any, required by this Section 16.02. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer or similar taxes, if required pursuant to Section 16.07.

         In order to exercise the conversion privilege with respect to any interest in a Global Note, the beneficial holder must complete, or cause to be completed, the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program, deliver, or cause to be delivered, by book-entry delivery an interest in such Global Note, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or conversion agent, and pay the funds, if any, required by this Section 16.02 and any transfer taxes if required pursuant to Section 16.07.

         As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so converted), the Company shall issue and shall deliver to such Noteholder at the office or agency maintained by the Company for such purpose pursuant to Section 6.02, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Note or portion thereof as determined by the Company in accordance with the provisions of this Article 16 and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, calculated by the Company as provided in Section 16.03. In case any Note of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 2.03, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Note so surrendered, without charge to him, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

         Each conversion shall be deemed to have been effected as to any such Note (or portion thereof) on the date on which the requirements set forth above in this Section 16.02 have been satisfied as to such Note (or portion thereof), and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which such Note shall be surrendered.

         Any Note or portion thereof surrendered for conversion during the period from the close of business on the Record Date for any interest payment date to the close of business on the Business Day preceding the applicable interest payment date that has not been called for redemption during such period shall be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being converted; provided that no such payment need be made (1) if the Company has specified a redemption date that is after a Record Date and prior to the next interest payment date, (2) if the Company has specified a redemption date following a Fundamental Change that is during such period or (3) to the extent of any overdue interest, if any overdue interest exists at the time of conversion with respect to such Note. Except as provided above in this Section 16.02, no payment or other adjustment shall be made for interest accrued on any Note converted or for dividends on any shares issued upon the conversion of such Note as provided in this Article 16.

         Upon the conversion of an interest in a Global Note, the Trustee (or other conversion agent appointed by the Company), or the Custodian at the direction of the Trustee (or other conversion agent appointed by the Company), shall make a notation on such Global Note as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversions of Notes effected through any conversion agent other than the Trustee.

         Upon the conversion of a Note, that portion of the accrued but unpaid interest, and accrued Tax Original Issue Discount attributable to the period from the issue date of the Note to the conversion date, with respect to the converted Note shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Stock (together with the cash payment, if any in lieu of fractional shares) in exchange for the Note being converted pursuant to the provisions hereof; and the Fair Market Value of such shares of Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as issued, to the extent thereof, first in exchange for and in satisfaction of our obligation to pay the principal amount of the converted Note, the accrued but unpaid interest, and accrued Tax Original Issue Discount through the conversion date from the issue date, and the balance, if any, of such fair market value of such Common Stock (and any such cash payment) shall be treated as issued in exchange for and in satisfaction of the right to convert the Note being converted pursuant to the provisions hereof.

         Section 16.03. Cash Payments in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip certificates representing fractional shares shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full shares that shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Note or Notes, the Company shall make an adjustment and payment therefor in cash to the holder of Notes at a price equal to the Closing Sale Price on the last Trading Day immediately preceding the day on which the Notes (or specified portions thereof) are deemed to have been converted.

         Section 16.04. Conversion Rate. Each $1,000 principal amount of the Notes shall be convertible into the number of shares of Common Stock specified in the form of Note (herein called the "Conversion Rate") attached as Exhibit A hereto, subject to adjustment as provided in this Article 16.

         Section 16.05. Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company as follows:

         (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution by a fraction,

               (i) the numerator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution plus the total number of shares of Common Stock constituting such dividend or other distribution; and

               (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination,

such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purpose of this paragraph (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this Section 16.05(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

         (b) In case the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within forty-five (45) days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Sale Price on the Business Day immediately preceding the date of announcement of such issuance of such rights or warrants, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction,

               (i) the numerator of which shall be the number of shares of Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the total number of additional shares of Common Stock offered for subscription or purchase, and

               (ii) the denominator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the number of shares that the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price.

         Such adjustment shall be successively made whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

         (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company or evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 16.05(b), and excluding any dividend or distribution (x) paid exclusively in cash or (y) referred to in Section 16.05(a) (any of the foregoing hereinafter in this Section 16.05(d)) called the "Securities")), then, in each such case (unless the Company elects to reserve such Securities for distribution to the Noteholders upon the conversion of the Notes so that any such holder converting Notes will receive upon such conversion, in addition to the shares of Common Stock to which such holder is entitled, the amount and kind of such Securities which such holder would have received if such holder had converted its Notes into Common Stock immediately prior to the record date) the Conversion Rate shall be increased so that the same shall be equal to the rate determined by multiplying the Conversion Rate in effect on the record date with respect to such distribution by a fraction,

               (i) the numerator of which shall be the Current Market Price on such Record Date; and

               (ii) the denominator of which shall be the Current Market Price on such record date less the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the record date of the portion of the Securities so distributed applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following such record date; provided that if the then Fair Market Value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion the amount of Securities such holder would have received had such holder converted each Note on the record date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 16.05(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price on the applicable record date.

         If the dividend or distribution requiring an adjustment pursuant to this clause (d) consists of capital stock of any class or series, or similar equity interests, of a Subsidiary or other business unit of the Company, for purposes of making such adjustment, (i) the Current Market Price shall be based on the average of the Closing Sale Prices of such securities for the ten
(10) Trading Days commencing on and including the fifth Trading Day after "ex-dividend trading" commences for such distribution on the principal national or regional exchange, the NASDAQ National Market or other market on which such securities are then listed or quoted, and (ii) the Fair Market Value of such securities shall be determined as provided herein, measured for the same period.

         Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 16.05 (and no adjustment to the Conversion Rate under this Section 16.05 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 16.05(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this
Section 16.05 was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights and warrants had not been issued.

         No adjustment of the Conversion Rate shall be made pursuant to this
Section 16.05(d) in respect of rights or warrants distributed or deemed distributed on any Trigger Event to the extent that such rights or warrants are actually distributed, or reserved by the Company for distribution to holders of Notes upon conversion by such holders of Notes to Common Stock.

         For purposes of this Section 16.05(d) and Section 16.05(a) and (b), any dividend or distribution to which this Section 16.05(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be
(1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Rate adjustment required by this Section 16.05(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Rate adjustment required by Sections 16.05(a) and 16.05(b) with respect to such dividend or distribution shall then be made), except (A) the record date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "the date fixed for the determination of stockholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of Section 16.05(a) and 16.05(b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 16.05(a).

         (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding (x) any quarterly cash dividend distributed on or after April 15, 2008 on the Common Stock to the extent the aggregate cash dividend per share of Common Stock in any Fiscal Quarter does not exceed the greater of (A) the amount per share of Common Stock of the next preceding quarterly cash dividend on the Common Stock to the extent that such preceding quarterly dividend did not require any adjustment of the Conversion Rate pursuant to this Section 16.05(e) (as adjusted to reflect subdivisions, or combinations of the Common Stock), and (B) 1.25% of the average of the Closing Sale Price during the ten Trading Days immediately prior to the date of declaration of such dividend, and (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary), then, in such case, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect on the applicable record date by a fraction,

               (i) the numerator of which shall be the Current Market Price on such record date; and

               (ii) the denominator of which shall be the Current Market Price on such record date less (x) the amount of the excess distribution in the case of a quarterly dividend on or after April 15, 2008 or (y) the full amount of cash so distributed (and not excluded as provided above) in all other cases, in each of (x) and (y), as applicable to one share of Common Stock, such adjustment to be effective immediately prior to the opening of business on the day following the record date; provided that if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion the amount of cash such holder would have received had such holder converted each Note on the record date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 16.05(e) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this Section 16.05(e) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

         (f) In case a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that as of the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction,

               (i) the numerator of which shall be the sum of (x) the Fair Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, and

               (ii) the denominator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time such adjustment to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made.

         (g) For purposes of this Section 16.05, the following terms shall have the meaning indicated:

               (i) "Current Market Price" shall mean the average of the daily Closing Sale Prices per share of Common Stock for the ten consecutive Trading Days ending not later than the earlier of such date of determination and the day before the "ex" date with respect to the issuance, distribution, subdivision or combination requiring such computation immediately prior to the date in question. For purpose of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution, and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective.

         If another issuance, distribution, subdivision or combination to which Section 16.05 applies occurs during the period applicable for calculating "Current Market Price" pursuant to the definition in the preceding paragraph, "Current Market Price" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such issuance, distribution, subdivision or combination on the Closing Sale Price of the Common Stock during such period.

               (ii) "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

               (iii) "record date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

               (iv) "Trading Day" shall mean (x) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (y) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or another national securities exchange is open for business or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         (h) The Company may make such increases in the Conversion Rate, in addition to those required by Section 16.05(a)-(f) as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

         To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least twenty (20) Business Days, the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall mail to holders of record of the Notes a notice of the increase at least fifteen (15) days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

         (i) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such rate; provided that any adjustments that by reason of this
Section 16.05(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Article 16 shall be made by the Company and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest or for any issuance of Common Stock or convertible or exchangeable securities or rights to purchase Common Stock or convertible or exchangeable securities. To the extent the Notes become convertible into cash, assets, property or securities (other than capital stock of the Company), no adjustment need be made thereafter as to the cash, assets, property or such securities. Interest will not accrue on any cash into which the Notes are convertible.

         (j) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the holder of each Note at his last address appearing on the Note Register provided for in Section 2.05 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

         (k) In any case in which this Section 16.05 provides that an adjustment shall become effective immediately after (1) a record date for an event, (2) the date fixed for the determination of stockholders entitled to receive a dividend or distribution pursuant to Section 16.05(a), (3) a date fixed for the determination of stockholders entitled to receive rights or warrants pursuant to Section 16.05(b), or (4) the Expiration Time for any tender or exchange offer pursuant to Section 16.05(f), (each a "Determination Date"), the Company may elect to defer until the occurrence of the applicable Adjustment Event (as hereinafter defined) (x) issuing to the holder of any Note converted after such Determination Date and before the occurrence of such Adjustment Event, the additional shares of Common Stock or other securities issuable upon such conversion by reason of the adjustment required by such Adjustment Event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 16.03. For purposes of this Section 16.05(k), the term "Adjustment Event" shall mean:

               (i) in any case referred to in clause (1) hereof, the occurrence of such event,

               (ii) in any case referred to in clause (2) hereof, the date any such dividend or distribution is paid or made,

               (iii) in any case referred to in clause (3) hereof, the date of expiration of such rights or warrants, and

               (iv) in any case referred to in clause (4) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

         (l) For purposes of this Section 16.05, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         (m) No adjustment to the Conversion Rate shall be made pursuant to this Section 16.05 if the holders of the Notes may participate in the transaction that would otherwise give rise to adjustment pursuant to this
Section 16.05.

         Section 16.06. Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 16.05(c) applies), (ii) any consolidation, merger or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of all or substantially all of the properties and assets of the Company to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that each Note shall be convertible into the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Notes (assuming, for such purposes, a sufficient number of authorized shares of Common Stock are available to convert all such Notes) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 16.06 the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 16.

         The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Notes, at its address appearing on the Note Register provided for in Section 2.05 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

         The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

         If this Section 16.06 applies to any event or occurrence, Section
16.05 shall not apply.

         Section 16.07. Taxes on Shares Issued. The issue of stock certificates on conversions of Notes shall be made without charge to the converting Noteholder for any documentary, stamp or similar issue or transfer tax in respect of the issue thereof. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 16.08. Reservation of Shares, Shares to be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of the Notes from time to time as such Notes are presented for conversion.

         Before taking any action which would cause an adjustment increasing the Conversion Rate to an amount that would cause the Conversion Price to be reduced below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Notes, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Rate.

         The Company covenants that all shares of Common Stock which may be issued upon conversion of Notes will upon issue be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

         The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

         The Company further covenants that, if at any time the Common Stock shall be listed on the Nasdaq National Market or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Note; provided that if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the first conversion of the Notes into Common Stock in accordance with the provisions of this Indenture, the Company covenants to list such Common Stock issuable upon conversion of the Notes in accordance with the requirements of such exchange or automated quotation system at such time.

         Section 16.09. Responsibility of Trustee. The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any holder of Notes to determine the Conversion Rate or whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other conversion agent make no representations with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 16. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to
Section 16.06 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Noteholders upon the conversion of their Notes after any event referred to in such Section 16.06 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 9.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

         Section 16.10. Notice to Holders Prior to Certain Actions. In case:

         (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 16.05; or

         (b) the Company shall authorize the granting to the holders of all or substantially all of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

         (c) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

         (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Notes at his address appearing on the Note Register provided for in
Section 2.05 of this Indenture, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

         Section 16.11. Stockholder Rights Plans. If the rights provided for in the Company's stockholder rights agreement dated June 24, 2002 or in any future rights plan adopted by the Company have separated from the shares of Common Stock in accordance with the provisions of the applicable stockholder rights agreement so that the holders of the Notes would not be entitled to receive any rights in respect of Common Stock issuable upon conversion of the Notes, the Conversion Rate will be adjusted as provided in Section 16.05(d).

                                  ARTICLE 17
                                   GUARANTY

         Section 17.01. Unconditional Guaranty.

         Each Guarantor hereby unconditionally, jointly and severally, guarantees (each, a "Guaranty" or "Note Guarantee") to each holder of a Note authenticated by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity regularity, or enforceability of this Indenture, the Notes or the obligations of the Company hereunder, that: (a) the principal of, premium, if any, and interest on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal and interest on any overdue interest on the Notes and all other obligations of the Company to the Noteholders or the Trustee hereunder or under the Notes will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and
(b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

         Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Noteholder with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Note Guarantee will not be discharged except by complete performance of the obligations contained in the Notes, this Indenture, and this Note Guarantee.

         If any Noteholder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Noteholder, this Note Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Noteholders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 for the purpose of this Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article 8, such obligations (whether or not due and payable) shall forth become due and payable by each Guarantor for the purpose of this Note Guarantee.

         Section 17.02. Severability.

         In case any provision of this Note Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 17.03. Discharge; Reinstatement.

         (a) Subject to Section 6.13 and Section 17.03(b), the Guarantor's obligations hereunder will remain in full force and effect until the principal of, premium, if any, and interest on the Notes and all other amounts payable by the Company under the Indenture have been paid in full. Subject to Section
6.13 and Section 17.03(b), if at any time any payment of the principal of, premium, if any, or interest on any Note or any other amount payable by the Company under the Indenture is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the Guarantor's obligations hereunder with respect to such payment will be reinstated as though such payment had been due but not made at such time.

         (b) A Guarantor shall be automatically and unconditionally released and discharged of its Note Guarantee and its obligations in respect of this Indenture and the Notes without any action required on the part of the Trustee or any Holder of Notes (i) subject to compliance with Section 17.08 upon any sale or other disposition of that Guarantor or all or substantially all of the assets of that Guarantor (including by way of merger or consolidation or any sale of all of the capital stock of that Guarantor) to a Person that is not the Company or a Subsidiary of the Company; and (ii) at such time as such Guarantor's guarantee of such other senior subordinated Indebtedness is released or discharged, or, at the Company's option, if the Guarantor is not a guarantor of such other senior subordinated Indebtedness.

         Section 17.04. Limitation of Subsidiary Guarantors' Liability.

         Each Guarantor, and by its acceptance hereof and of the Notes, each Holder and the Trustee hereby confirms that it is the intention of all such parties that the Note Guarantee by such Subsidiary Guarantor pursuant to its Note Guarantee not constitute a fraudulent transfer or conveyance for purposes of title 11 of the United States Code, as amended, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar U.S. federal or state or other applicable law. To effectuate the foregoing intention, the Trustee, the Holders and each Subsidiary Guarantor hereby irrevocably agree that the obligations of such Subsidiary Guarantor under its Note Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor (including any Senior Indebtedness incurred after the Issue Date) and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Note Guarantee or pursuant to Section 17.05, result in the obligations of such Subsidiary Guarantor under its Note Guarantee not constituting such a fraudulent transfer or conveyance.

         Section 17.05. Contribution.

         In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under the Note Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount, based on the net assets of each Guarantor (including the Funding Guarantor), determined in accordance with GAAP, subject to Section 17.04, for all payments, damages and expenses incurred by such Funding Guarantor in discharging the Company's obligations with respect to the Notes or any other Guarantor's obligations with respect to the Guaranty.

         Section 17.06. Execution of Note Guarantee.

         The execution by any Guarantor of the Indenture evidences the Note Guarantee of the Guarantor, whether or not the person signing as an officer of the Guarantor still holds that office at the time of authentication of any Note. The delivery of any Note by the Trustee after authentication constitutes due delivery of such Note Guarantee set forth in the Indenture on behalf of such Guarantor.

         Section 17.07. Subordination of Subrogation and Other Rights.

         Each Guarantor hereby agrees that any claim against the Company that arises from the payment, performance or enforcement of such Guarantor's obligations under its Guaranty or this Indenture, including, without limitation, any right of subrogation, shall be subject and subordinate to, and no payment with respect to any such claim of such Guarantor shall be made before, the payment in full in cash of all outstanding Notes in accordance with the provisions provided therefor in this Indenture.

         Section 17.08. Consolidation, Merger or Sale of Assets by a
Guarantor.

         (a) A Guarantor may not sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all of its assets, or consolidate with or merge with or into (whether or not such Guarantor is the surviving person), another person unless:

               (i) immediately after giving effect to that transaction, no Event of Default exists; and

               (ii) the person acquiring the property in any such sale or disposition or the person formed by or surviving any such consolidation or merger (if other than the Guarantor) assumes all the obligations of that Guarantor pursuant to a supplemental indenture reasonably satisfactory to the Trustee.

         (b) In case of any such transaction described in and complying with the conditions listed in Section 17.08(a) in which the Guarantor is not the surviving person and upon the assumption by the surviving person of all the obligations of such Guarantor under its Guaranty, this Indenture and the Registration Rights Agreement, as the case may be, pursuant to a supplemental indenture executed and delivered to the Trustee and reasonably satisfactory in form to the Trustee, such surviving person shall succeed to, and be substituted for, and may exercise every right and power of the Guarantor and the Guarantor shall be discharged from its obligations under this Indenture and the Notes.

                                  ARTICLE 18
                           SUBORDINATION OF GUARANTY

         Section 18.01. Guaranty Obligations Subordinated to Guarantor Senior Indebtedness.

         Each Guarantor covenants and agrees, and the Trustee and each Noteholder by his acceptance thereof likewise covenants and agrees, that the Guaranty of such Guarantor shall be issued subject to the provisions of this
Article 18; and each person holding any Note, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of and interest on the Notes pursuant to the Guaranty made by or on behalf of any Guarantor shall, to the extent and in the manner set forth in this Article 18, be subordinated and junior in right of payment to the prior payment in full in cash of all amounts payable under Guarantor Senior Indebtedness of such Guarantor.

         Section 18.02. Payment Over of Proceeds upon Dissolution, Etc.

         (a) Upon any payment or distribution of assets or securities of any Guarantor of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Junior Securities), upon any dissolution or winding-up or total liquidation or reorganization of such Guarantor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all Guarantor Senior Indebtedness of such Guarantor shall first be paid in full in cash before the Noteholders or the Trustee on behalf of such Holders shall be entitled to receive any payment by such Guarantor of the principal of, premium, if any, or interest on the Notes pursuant to such Guarantor's Guaranty, or any payment to acquire any of the Notes for cash, property or securities, or any distribution with respect to the Notes of any cash, property or securities (excluding any payment or distribution of Junior Securities). Before any payment may be made by, or on behalf of, any Guarantor of the principal of, premium, if any, or interest on the Notes upon any such dissolution or winding-up or total liquidation or reorganization, any payment or distribution of assets or securities of such Guarantor of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Junior Securities), to which the Noteholders or the Trustee on their behalf would be entitled, but for the subordination provisions of this Indenture, shall be made by such Guarantor or by any receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, directly to the holders of the Guarantor Senior Indebtedness of such Guarantor (pro rata to such holders on the basis of the respective amounts of such Guarantor Senior Indebtedness held by such holders) or their representatives or to the trustee or trustees or agent or agents under any agreement or indenture pursuant to which any of such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Guarantor Senior Indebtedness in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Guarantor Senior Indebtedness.

         (b) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of any Guarantor of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Junior Securities), shall be received by the Trustee or any Noteholder at a time when such payment or distribution is prohibited by Section 18.02(a) and before all obligations in respect of the Guarantor Senior Indebtedness of such Guarantor are paid in full in cash, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Guarantor Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of such Guarantor Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees or agent or agents under any indenture pursuant to which any of such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of such Guarantor Senior Indebtedness remaining unpaid until all such Guarantor Senior Indebtedness has been paid in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Guarantor Senior Indebtedness.

         The consolidation of any Guarantor with, or the merger of any Guarantor with or into, another corporation or the liquidation or dissolution of any Guarantor following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article 13 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section
18.02 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 5.

         Section 18.03. Subrogation.

         Upon the payment in full in cash of all Guarantor Senior Indebtedness of a Guarantor, or provision for payment, the holders of the Notes shall be subrogated to the rights of the holders of such Guarantor Senior Indebtedness to receive payments or distributions of cash, property or securities of such Guarantor made on such Guarantor Senior Indebtedness until the principal of and interest on the Notes shall be paid in full in cash; and, for the purposes of such subrogation, no payments or distributions to the holders of such Guarantor Senior Indebtedness of any cash, property or securities to which the Holders of the Notes or the Trustee on their behalf would be entitled except for the provisions of this Article 18, and no payment over pursuant to the provisions of this Article 18 to the holders of such Guarantor Senior Indebtedness by holders of the Notes or the Trustee on their behalf shall, as between such Guarantor, its creditors other than holders of such Guarantor Senior Indebtedness, and the holders of the Notes, be deemed to be a payment by such Guarantor to or on account of such Guarantor Senior Indebtedness. It is understood that the provisions of this Article 18 are and are intended solely for the purpose of defining the relative rights of the holders of the Notes, on the one hand, and the holders of Guarantor Senior Indebtedness of each Guarantor, on the other hand.

         If any payment or distribution to which the holders of the Notes would otherwise have been entitled but for the provisions of this Article 18 shall have been applied, pursuant to the provisions of this Article 18, to the payment of all amounts payable under Guarantor Senior Indebtedness, then and in such case, the holders of the Notes shall be entitled to receive from the holders of such Guarantor Senior Indebtedness any payments or distributions received by such holders of Guarantor Senior Indebtedness in excess of the amount required to make payment in full in cash of such Guarantor Senior Indebtedness.

         Section 18.04. Obligations of Guarantors Unconditional.

         Subject to Section 17.04, nothing contained in this Article 18 or elsewhere in this Indenture or in the Notes or the Guaranties is intended to or shall impair, as among each of the Guarantors and the Holders of the Notes, the obligation of each Guarantor, which is absolute and unconditional, to pay to the Holders of the Notes the principal of and interest on the Notes as and when the same shall become due and payable in accordance with the terms of the Guaranty of such Guarantor, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of any Guarantor other than the holders of Guarantor Senior Indebtedness of such Guarantor, nor shall anything herein or therein prevent the Holder of any Note or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 18 of the holders of Guarantor Senior Indebtedness in respect of cash, property or securities of any Guarantor received upon the exercise of any such remedy.

         Without limiting the generality of the foregoing, nothing contained in this Article 18 shall restrict the right of the Trustee or the Holders of Notes to take any action to declare the Notes to be due and payable prior to their stated maturity pursuant to Section 8.01 or to pursue any rights or remedies hereunder; provided, however, that all Guarantor Senior Indebtedness of any Guarantor then due and payable shall first be paid in full in cash before the Holders of the Notes or the Trustee are entitled to receive any direct or indirect payment from such Guarantor of principal of or interest on the Notes pursuant to such Guarantor's Guaranty.

         Section 18.05. Notice to Trustee.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company or any Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Notes pursuant to the provisions of this Article 18. The Trustee shall not be charged with knowledge of the existence of any event of default with respect to any Guarantor Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an Officer of the Company or such Guarantor, or by a holder of Guarantor Senior Indebtedness or trustee or agent therefor; and prior to the receipt of any such written notice, the Trustee shall, subject to Article 9, be entitled to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 18.05 at least two Business Days prior to the date upon which by the terms of this Indenture any moneys shall become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Note) , then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive any moneys from any Guarantor and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Nothing contained in this Section 18.05 shall limit the right of the holders of Guarantor Senior Indebtedness to recover payments as contemplated by Section 18.02. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Guarantor Senior Indebtedness (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Guarantor Senior Indebtedness or a trustee or representative on behalf of any such holder.

         In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article 18, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 18, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 18.06. Reliance on Judicial Order or Certificate of Liquidating Agent.

         Upon any payment or distribution of assets or securities of a Guarantor referred to in this Article 18, the Trustee and the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Notes for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Guarantor Senior Indebtedness of such Guarantor and other indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 18.

         Section 18.07. Trustee's Relation to Guarantor Senior Indebtedness.

         The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article 18 with respect to any Guarantor Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

         With respect to the holders of Guarantor Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 18, and no implied covenants or obligations with respect to the holders of Guarantor Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness (except as provided in Section 12.02(b)). The Trustee shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Notes or to the Company or to any other person cash, property or securities to which any holders of Guarantor Senior Indebtedness shall be entitled by virtue of this Article 18 or otherwise.

         Section 18.08. Subordination Rights not Impaired by Acts or Omissions of the Guarantors or Holders of Guarantor Senior Indebtedness.

         No right of any present or future holders of any Guarantor Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by any Guarantor with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The provisions of this Article 18 are intended to be for the benefit of, and shall be enforceable directly by, the holders of Guarantor Senior Indebtedness.

         Section 18.09. Holders Authorize Trustee to Effectuate Subordination of Guaranty.

         Each Holder of Notes by his acceptance of such Notes authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article 18, and appoints the Trustee his attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, total liquidation or reorganization of any Guarantor (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of such Guarantor, the filing of a claim for the unpaid balance of its or his Notes in the form required in those proceedings.

         Section 18.10. This Article not to Prevent Events of Default.

         The failure to make a payment on account of principal of or interest on the Notes by reason of any provision of this Article 18 shall not be construed as preventing the occurrence of an Event of Default specified in
Section 8.01(a) or (b).

         Section 18.11. Trustee's Compensation not Prejudiced.

         Nothing in this Article 18 shall apply to amounts due to the Trustee, or the lien granted to the Trustee, under Article 9, or its right to indemnification, pursuant to other sections in this Indenture.

         Section 18.12. No Waiver of Guaranty Subordination Provisions.

         Without in any way limiting the generality of Section 18.08 the holders of Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article 18 or the obligations hereunder of the holders of the Notes to the holders of Guarantor Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Guarantor Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Indebtedness; (c) release any Person liable in any manner for the collection of Guarantor Senior Indebtedness; and (d) exercise or refrain from exercising any rights against any Guarantor and any other Person.

         Section 18.13. Payments may be Paid Prior to Dissolution.

         Nothing contained in this Article 18 or elsewhere in this Indenture shall prevent (i) a Guarantor, except under the conditions described in
Section 18.02, from making payments of principal of and interest on the Notes, or from depositing with the Trustee any moneys for such payments, or (ii) the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of and interest on the Notes, to the holders entitled thereto unless at least two Business Days prior to the date upon which such payment becomes due and payable, the Trustee shall have received the written notice provided for in Section 18.06. The Guarantors shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of such Guarantor.

                                  ARTICLE 19
                           MISCELLANEOUS PROVISIONS

         Section 19.01. Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements by the Company and any Guarantor contained in this Indenture shall bind their respective successors and assigns whether so expressed or not.

         Section 19.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company or any Guarantor shall and may be done and performed with like force and effect by the like board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company or such Guarantor, as the case may be.

         Section 19.03. Addresses for Notices, etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company or any Guarantor shall be in writing and shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box, or sent by overnight courier, or sent by telecopier transmission addressed as follows: to Advanced Medical Optics, Inc., 1700 E. St. Andrew Place, Santa Ana, CA 92705, Telecopier No.: (714) 247-8679, Attention: Aimee S. Weiner, Esq. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited, postage prepaid, by registered or certified mail in a post office letter box, or sent by overnight courier, or sent by telecopier transmission addressed as follows: U.S. Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Telecopier No.: (651) 244-0711,
Attention: Corporate Trust Department.

         The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at such Noteholder's address as it appears on the Note Register and shall be sufficiently given to such Noteholder if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         Section 19.04. Governing Law. The internal law of the State of New York applicable to contracts made and to be performed in the state of New York, shall govern and be used to construe this indenture, the Notes and the Guarantees, including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Laws and Rules 327(b).

         Section 19.05. Evidence of Compliance with Conditions Precedent, Certificates to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, such person has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

         Section 19.06. Legal Holidays. In any case in which the date of maturity of interest or premium, if any, on or principal of the Notes or the redemption date or repurchase date of any Note will not be a Business Day, then payment of such interest or premium, if any, on or principal of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the redemption or repurchase date, and no interest shall accrue for the period from and after such date.

         Section 19.07. Trust Indenture Act. This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; provided that unless otherwise required by law, notwithstanding the foregoing, this Indenture and the Notes issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the Trust Indenture Act as now in effect or as hereafter amended or modified; provided further that this Section 19.07 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to the Indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

         Section 19.08. No Security Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction in which property of the Company or its subsidiaries is located.

         Section 19.09. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any paying agent, any authenticating agent, any Note Registrar and their successors hereunder and the holders of Notes any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 19.10. Table of Contents, Headings, etc. The table of contents and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 19.11. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf, and subject to its direction, in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.04, 2.05, 2.06, 2.07, 3.03, 3.05 and 3.06, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 9.09.

         Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section 19.11, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

         Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture and, upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all holders of Notes as the names and addresses of such holders appear on the Note Register.

         The Company agrees to pay to the authenticating agent from time to time such reasonable compensation for its services as shall be agreed upon in writing between the Company and the authenticating agent.

         The provisions of Sections 9.02, 9.03, 9.04 and 10.03 and this
Section 19.11 shall be applicable to any authenticating agent.

         Section 19.12. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         Section 19.13. Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         U.S. Bank National Association hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions herein above set forth.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed.

                                         ADVANCED MEDICAL OPTICS, INC.


                                         By: /s/ Richard A. Meier
                                           ----------------------------------
                                           Name:  Richard A. Meier
                                           Title: CVP & CFO


                                         AMO Holdings, LLC


                                         By: /s/ Richard A. Meier
                                            ---------------------------------
                                            Name:  Richard A. Meier
                                            Title: VP & CFO


                                         U.S. BANK NATIONAL ASSOCIATION,
                                            as Trustee


                                         By:  /s/  Richard H. Prokosch
                                              ------------------------------
                                              Name:   Richard H. Prokosch
                                              Title:  Vice President

                                                                     EXHIBIT A

[Include only for Global Notes:]

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT, FOR PURPOSES OF SECTIONS 1272, 1273, AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. UPON THE REQUEST OF THE HOLDER OF THIS NOTE, THE COMPANY WILL PROMPTLY MAKE AVAILABLE TO THE HOLDER OF THIS NOTE, (1) THE ISSUE PRICE OF THE NOTE, (II) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IN RESPECT THEREOF, (III) THE ISSUE DATE OF THE NOTE, (IV) THE COMPARABLE YIELD OF THE NOTE, AND (V) THE PROJECTED PAYMENT SCHEDULE OF THE NOTE, IN EACH CASE AS DETERMINED UNDER THE ORIGINAL ISSUE DISCOUNT RULES OF THE U.S. INTERNAL REVENUE CODE. PLEASE CONTACT CHIEF FINANCIAL OFFICER AT 1700 E. ST. ANDREW PLACE, SANTA ANA, CA 92705.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY", WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Include only for Notes that are Restricted Securities]

THIS SECURITY AND THE SHARES OF ADVANCED MEDICAL OPTICS, INC. (THE "COMPANY") COMMON STOCK ("COMMON STOCK") ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHTS OF THE COMPANY AND THE WITHIN MENTIONED TRUSTEE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES WHERE REGISTRATION OR TRANSFER OF THIS SECURITY IS REQUIRED, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER THE RESALE RESTRICTION TERMINATION DATE UPON THE REQUEST OF THE HOLDER AND THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY.

                         ADVANCED MEDICAL OPTICS, INC.

             3 1/2% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2023

                                                              CUSIP: 00763MADO

No.                                                           $_____________

         Advanced Medical Optics, Inc., a Delaware corporation (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to CEDE & CO. or its registered assigns, [the principal sum of _____________ DOLLARS] [the principal sum set forth on Schedule I hereto](1) on April 15, 2023 at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on April 15 and October 15 of each year, commencing October 15, 2003, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 3 1/2%, from the April 15 or October 15, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from June 24, 2003 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any April 1 or October 1, as the case may be, and before the following April 15 or October 15, this Note shall bear interest from such April 15 or October 15; provided that if the Company shall default in the payment of interest due on such April 15 or October 15, then this Note shall bear interest from the next preceding April 15 or October 15 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Note, from June 24, 2003. Beginning with the six-month interest period commencing April 15, 2008, the Notes may accrue contingent interest. Contingent interest, if any, for any six month interest period will be payable on the applicable April 15 or October 15 interest payment date. Except as otherwise provided in the Indenture, the interest payable on the Note pursuant to the Indenture on any April 15 or October 15 will be paid to the Person entitled thereto as it appears in the Note Register at the close of business on the applicable record date, which shall be the April 1 or October 1 (whether or not a Business Day) next preceding such April 15 or October 15, as provided in the Indenture; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. The Company shall pay interest on any Notes in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Note Register. Payments to the Depository Trust Company will be made by wire transfer in immediately available funds to the account of the DTC or its nominee.

--------------------

1   For Global Notes only.


         The Company promises to pay interest on overdue principal, premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) interest at the rate of 1% per annum above the rate borne by the Notes.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Note the right to convert this Note into Common Stock on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         THE INTERNAL LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK, SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE NOTES AND THE GUARANTEES, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(b).

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

                                               ADVANCED MEDICAL OPTICS, INC.


                                               By:
                                                  ----------------------------


                                               By:
                                                  ----------------------------

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-named Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee


By:
   --------------------------------
   Authorized Signatory

                            FORM OF REVERSE OF NOTE

                         ADVANCED MEDICAL OPTICS, INC.

             3 1/2% CONVERTIBLE SENIOR SUBORDINATED NOTE DUE 2023

         This note is one of a duly authorized issue of notes of the Company, designated as its 3 1/2% Convertible Senior Subordinated Notes Due 2023 (herein called the "Notes"), limited in aggregate principal amount to $140,000,000, issued and to be issued under and pursuant to an Indenture dated as of June 24, 2003 (herein called the "Indenture"), between the Company, AMO Holdings, LLC and U.S. Bank National Association, as trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the holders of the Notes. Defined terms used but not otherwise defined in this Note shall have the respective meanings ascribed thereto in the Indenture.

         If an Event of Default occurs and is continuing, the principal of, premium, if any, and accrued and unpaid interest, on all Notes may be declared by either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, and, upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of the Notes at the time outstanding, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes, subject to exceptions set forth in Section 12.02 of the Indenture. Subject to the provisions of the Indenture, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may, on behalf of the holders of all of the Notes, waive any past default or Event of Default, subject to exceptions set forth in the Indenture. Upon any such waiver, said default shall for all purposes of this Note and the Indenture be deemed to have been cured and to be not continuing, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, contractually subordinated in right of payment or satisfaction to the prior payment or satisfaction in full of all Senior Indebtedness of the Company, whether outstanding at the date of the Indenture or thereafter incurred, and this Note is issued subject to the provisions of the Indenture with respect to such subordination. Each holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact for such purpose.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall impair, as among the Company and the holder of the Notes, the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, on and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein and in the Indenture prescribed.

         Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

         The Notes are issuable in fully registered form, without coupons, in denominations of $1,000 principal amount and any multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of any other authorized denominations.

         This Note is unconditionally guaranteed on an unsecured senior subordinated basis by AMO Holdings, LLC and any other Subsidiary that executes a Note Guarantee in accordance with the terms of the Indenture.

         At any time on or after April 18, 2008 and prior to maturity, the Notes may be redeemed at the option of the Company, in whole or in part, upon mailing a notice of such redemption not less than 30 days but not more than 60 days before the redemption date to the holders of Notes, all as provided in the Indenture, at a redemption price equal to 100% of the principal amount of notes being redeemed and accrued and unpaid interest to, but excluding, the redemption date; provided that if the redemption date is on an April 15 or October 15, then the interest payable on such date shall be paid to the holder of record on the preceding April 1 or October 1, respectively.

         The Company may not redeem any Notes if a default in the payment of interest or premium, if any, on the Notes has occurred and is continuing.

         The Notes are not subject to redemption through the operation of any sinking fund.

         If a Fundamental Change occurs at any time prior to maturity of the Notes, this Note will be subject to a repurchase, at the option of the holder, on a Fundamental Change Repurchase Date, specified by the Company, that is not less than 20 nor more than 35 Business Days after notice thereof, at a repurchase price equal to 100% of the principal amount hereof, together with accrued interest, to (but excluding) the Fundamental Change Repurchase Date; provided that if such Fundamental Change Repurchase Date falls after a record date and on or prior the corresponding interest payment date, the interest payable on such interest payment date shall be paid to the holder of record of this Note on the preceding April 1 or October 1, respectively. The Notes will be redeemable in multiples of $1,000 principal amount. The Company shall mail to all holders of record of the Notes a notice of the occurrence of a Fundamental Change and of the repurchase right arising as a result thereof on or before the 10th Business Day after the occurrence of such Fundamental Change. For a Note to be so redeemed at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, the form entitled "Repurchase Notice" as set forth on the reverse hereof duly completed, together with such Note, duly endorsed for transfer, or (if the Notes are Global Notes) book-entry transfer of the Note, on or before the close of business on the Fundamental Change Repurchase Date (or if such day is not a Business Day, the immediately succeeding Business Day). The purchase price may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock, or in any combination thereof, subject to the terms and conditions of the Indenture.

         Subject to the terms and conditions of the Indenture, each holder shall have the right, at such holder's option, to require the Company to repurchase all or any portion of the Notes held by such holder, on April 15, 2008, 2013 and 2018 in whole multiples of $1,000 at a purchase price of 100% of the principal amount, plus any accrued and unpaid interest, on such Note up to (but excluding) the Repurchase Date. To exercise such right, a holder shall deliver to the Company the form entitled "Repurchase Notice" as set forth on the reverse hereof duly completed, together with the Note, duly endorsed for transfer, or (if the Notes are Global Notes) book-entry transfer of the Note, at any time from the opening of business on the date that is 20 Business Days prior to the applicable Repurchase Date until the close of business on the applicable Repurchase Date, and shall deliver (if certificated) or book-entry transfer (if the Notes are Global Notes) the Notes to the Trustee (or other paying agent appointed by the Company) as set forth in the Indenture. The purchase price may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock, or in any combination thereof, subject to the terms and conditions of the Indenture.

         Holders have the right to withdraw any Repurchase Notice by delivering to the Trustee (or other paying agent appointed by the Company) a written notice of withdrawal at any time prior to the close of business on the Repurchase Date, or the Fundamental Change Repurchase Date, as applicable, all as provided in the Indenture.

         If cash, shares of Common Stock or any combination thereof, as permitted under the Indenture, sufficient to pay the purchase price of all Notes or portions thereof to be repurchased as of the Fundamental Change Repurchase Date or Repurchase Date, as the case may be, is deposited with the Trustee (or other paying agent appointed by the Company), on the Business Day following the Repurchase Date, or in the case of a Fundamental Change, on the Business Day following the Fundamental Change Repurchase Date, then such Notes will cease to be outstanding and interest will cease to accrue on such Notes immediately thereafter, and the holder thereof shall have no other rights as such other than the right to receive the repurchase price upon surrender of such Note.

         Subject to the occurrence of certain events specified in the Indenture and in compliance with the provisions of the Indenture, on or prior to the final maturity date of this Note, the holder hereof has the right, at its option, to convert each $1,000 principal amount of this Note into 48.6914 shares of Common Stock (a conversion price of approximately $20.538 per share), as such shares shall be constituted at the date of conversion and subject to adjustment from time to time as provided in the Indenture, upon surrender of this Note (if in certificated form) with the form entitled "Conversion Notice" on the reverse hereof duly completed and manually signed, to the Company at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, or at the option of such holder, the Corporate Trust Office, together with any funds required pursuant to the terms of the Indenture, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. The Company will notify the holder thereof of any event triggering the right to convert the Notes as specified above in accordance with the Indenture. In order to exercise the conversion privilege with respect to any interest in a Global Note, the holder must complete the appropriate instruction form pursuant to the Depositary's book-entry conversion program, deliver by book-entry delivery an interest in such Global Note, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or conversion agent, and pay the funds, if any, required pursuant to the terms of the Indenture.

         No adjustment in respect of interest on any Note converted or dividends on any shares issued upon conversion of such Note will be made upon any conversion except as set forth in the next sentence. If this Note (or portion hereof) is surrendered for conversion during the period from the close of business on any Record Date for the payment of interest to the close of business on the Business Day preceding the following interest payment date, this Note (or portion hereof being converted) must be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being converted; provided that no such payment shall be required (1) if the Company has specified a redemption date that is after a Record Date but on or prior to the next succeeding interest payment date, (2) if the Company has specified a redemption date following a Fundamental Change that is during such period or (3) to the extent of any overdue interest at the time of conversion with respect to this Note.

         No fractional shares will be issued upon any conversion, but an adjustment and payment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

         A Note in respect of which a holder is exercising its right to require repurchase may be converted only if such holder validly withdraws its election to exercise either such right in accordance with the terms of the Indenture.

         Any Notes called for redemption, unless surrendered for conversion by the holders thereof on or before the close of business on the Business Day preceding the redemption date, may be deemed, to the fullest extent required by law, to be redeemed from the holders of such Notes for an amount equal to the applicable redemption price, together with accrued but unpaid interest to, but excluding, the date fixed for redemption, by one or more investment banks or other purchasers who may agree with the Company (i) to purchase such Notes from the holders thereof and convert them into shares of the Common Stock and
(ii) to make payment for such Notes as aforesaid to the Trustee in trust for the holders.

         Upon surrender for registration of transfer of any Note to the Note Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in the Indenture, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture. No service charge shall be made to any holder for any registration of, transfer or exchange of Notes, but the Company may require payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         The Company, the Trustee, any paying agent, any conversion agent and any Note Registrar may deem the Person in whose name this Note shall be registered upon the Note Register to be, and may treat it as, the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on this Note, for conversion of this Note and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Note Registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any this Note.

         No recourse for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in the Indenture or any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, member, manager, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company or of any successor thereto, either directly or through the Company, any Guarantor, or any of the Company's subsidiaries or of any successor thereto, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and the issue of this Note.

         In addition to the rights provided to holders of Notes under the Indenture, holders shall have all the rights set forth in the Registration Rights Agreement dated as of June 24, 2003 between the Company and the Initial Purchasers named therein (the "Registration Rights Agreement").

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -    as tenants in common          UNIF GIFT MIN ACT -___ Custodian ___
TEN ENT -    as tenant by the entireties                   (Cust)     (Minor)
JT TEN -     as joint tenants with right   under Uniform Gifts to Minors Act
             of survivorship and
             not as tenants in common      ____________________________
                                                    (State)

         Additional abbreviations may also be used though not in the above list.

                               CONVERSION NOTICE

TO:        ADVANCED MEDICAL OPTICS, INC.
           U.S. BANK NATIONAL ASSOCIATION

         The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion thereof (which is $1,000 or a multiple thereof) below designated, into shares of Common Stock of Advanced Medical Optics, Inc. in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

Dated: ______________________

                                             -----------------------------

                                             ------------------------------
                                             Signature(s)


                                             Signature(s) must be guaranteed
                                             by an "eligible guarantor
                                             institution" meeting the
                                             requirements of the Note
                                             Registrar, which requirements
                                             include membership or
                                             participation in the Security
                                             Transfer Agent Medallion Program
                                             ("STAMP") or such other
                                             "signature guarantee program" as
                                             may be determined by the Note
                                             Registrar in addition to, or in
                                             substitution for, STAMP, all in
                                             accordance with the Securities
                                             Exchange Act of 1934, as amended.


                                             ---------------------------------
                                             Signature Guarantee

         Fill in the registration of shares of Common Stock if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

__________________________
(Name)


______________________________
(Street Address)


______________________________
(City, State and Zip Code)


______________________________
Please print name and address

Principal amount to be converted
(if less than all):

$_____________________________

Social Security or Other Taxpayer
Identification Number:


______________________________

NOTICE: The signature on this Conversion Notice must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                               REPURCHASE NOTICE

TO:        ADVANCED MEDICAL OPTICS, INC.
           U.S. BANK NATIONAL ASSOCIATION

         The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from Advanced Medical Optics, Inc. (the "Company") regarding the right of holders to elect to require the Company to repurchase the Notes and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture at the price of 100% of such entire principal amount or portion thereof, together with accrued and unpaid interest to, but excluding, the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Notes shall be repurchased by the Company as of the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, pursuant to the terms and conditions specified in the Indenture. If the Company elects to pay the purchase price, in whole or in part, in shares of Common Stock but is unable to deliver the shares prior to the close of business on the applicable Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, the undersigned registered owner elects:

[  ]     to withdraw this Repurchase Notice as to $[   ] principal
amount of the Notes to which this Repurchase Notice relates (Certificate
Numbers:         ), or

[  ]     to receive cash in respect of $[   ] principal amount of the Notes
to which this Repurchase Notice relates.

         Dated:

         Signature(s):

         NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

         Note Certificate Number (if applicable):

         Principal amount to be repurchased (if less than all):

         Social Security or Other Taxpayer Identification Number:

                                  ASSIGNMENT

         For value received ______________________________hereby sell(s)
assign(s) and transfer(s) unto ___________________________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints ______________________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

         In connection with any transfer of the Note prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that such Note is being transferred:

         |_|      To Advanced Medical Optics, Inc. or a subsidiary thereof; or

         |_| To a "qualified institutional buyer" in compliance with Rule 144A under the Securities Act of 1933, as amended; or

         |_| Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

         |_| Pursuant to a Registration Statement which has been declared effective under the Securities Act of 1933, as amended, and which continues to be effective at the time of transfer;

and unless the Note has been transferred to Advanced Medical Optics, Inc. or a subsidiary thereof, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof.

Dated: ______________________


                                             ______________________________

                                             ______________________________
                                             Signature(s)

                                             Signature(s) must be guaranteed
                                             by an "eligible guarantor
                                             institution" meeting the
                                             requirements of the Note
                                             Registrar, which requirements
                                             include membership or
                                             participation in the Security
                                             Transfer Agent Medallion Program
                                             ("STAMP") or such other
                                             "signature guarantee program" as
                                             may be determined by the Note
                                             Registrar in addition to, or in
                                             substitution for, STAMP, al in
                                             accordance with the Securities
                                             Exchange Act of 1934, as amended.

                                             ______________________________
                                             Signature Guarantee

NOTICE: The signature on this Assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                                                                    Schedule I

                  [Include Schedule I only for a Global Note]


                         ADVANCED MEDICAL OPTICS, INC.
             3 1/2% Convertible Senior Subordinated Note Due 2023


No.  _______



                                             Notation Explaining Principal        Authorized Signature of
Date         Principal Amount                Amount Recorded                       Trustee or Custodian
------------ ------------------------------- --------------------------------- ----------------------------
------------ ------------------------------- --------------------------------- ----------------------------

------------ ------------------------------- --------------------------------- ----------------------------

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